UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RBB BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

To Our Shareholders:

On behalf of the Board of Directors of RBB Bancorp (the “Company”), we are pleased to invite you to participate in the 2022 annual meeting of the Company’s shareholders (the “Annual Meeting”), which will be held in person, with options to also participate via live webcast or telephonically, on Wednesday, May 18, 2022 at 11:00 a.m., Pacific Time. You will be able to participate in the Annual Meeting:

(1)  by attending the annual meeting in person at the 888 Seafood Restaurant, 8450 East Valley Boulevard, Rosemead, California 91770, or

(2)  telephonically by calling Catherine Wei at 714/676-2425 anytime in advance of the meeting, who will provide the meeting phone number and access code, or

(3)  by accessing the following website:  https://attendee.gotowebinar.com/register/599262846638042384 and using the proxy control number on your proxy card as the access code, and participating live in the webcast.

At the Annual Meeting, you will be asked to elect our Board of Directors, to vote on an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers, to ratify the appointment of Eide Bailly LLP as our independent auditors for the 2022 fiscal year, and to approve the amended and restated 2017 Omnibus Stock Incentive Plan.

The Company’s Board of Directors has determined that each of the proposals that will be presented to the shareholders for their consideration at the Annual Meeting are in the best interests of the Company and its shareholders, and unanimously recommends and urges you to vote “FOR” each director nominee, “FOR” the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers, “FOR” ratification of Eide Bailly LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022, and "FOR" approval of the amended and restated 2017 Omnibus Stock Incentive Plan.  If any other business is properly presented at the Annual Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board of Directors.

Only shareholders of record at the close of business on March 21, 2022 are entitled to notice of and to vote at the Annual Meeting.

Your vote is very important. Whether or not you expect to participate in the Annual Meeting telephonically or via a live webcast, we encourage you to cast your vote via the Internet, by telephone, or if you prefer, by completing, signing, and returning your proxy card in the accompanying return envelope. Specific instructions for voting via the Internet or by telephone are stated on the proxy card and in the enclosed proxy statement. If you hold your shares of the Company’s common stock through an account with a brokerage firm, bank, or other nominee, please follow the instructions you receive from them to vote your shares. Your cooperation is appreciated since a majority of the outstanding shares of the Company’s common stock must be represented, either in person or by proxy, for us to transact business at the Annual Meeting.

Each proxy is revocable and will not affect your right to vote in person if you participate in the Annual Meeting. If you hold your shares in certificate form and participate in the Annual Meeting telephonically or via a live webcast, you may simply revoke your previously submitted proxy and vote your shares at that time. If your shares are held by a broker or otherwise not registered in your name, you will need additional documentation from your record holder to vote your shares telephonically or via the Internet at the Annual Meeting. If you hold your shares in certificate form, please indicate on the proxy whether or not you expect to participate in the Annual Meeting telephonically or via the live webcast.

We look forward to seeing or hearing from you at the Annual Meeting.

Sincerely yours,

/s/ David R. Morris

Interim President, Chief Executive Officer and Chief Financial Officer

1055 Wilshire Blvd. 12th floor, Los Angeles, CA 90017

April 13, 2022

NOTICE OF 2022 ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 18, 2022

TO THE SHAREHOLDERS OF RBB BANCORP:

The 2022 Annual Meeting of Shareholders (the “Annual Meeting”) of RBB Bancorp (the “Company”) will be held at the 888 Seafood Restaurant, 8450 East Valley Boulevard, Rosemead, CA 91770, with options to participate telephonically and via a live webcast, on Wednesday, May 18, 2022 at 11:00 a.m., Pacific Time. You will be able to participate in the Annual Meeting (1) telephonically by calling Catherine Wei at 714/676-2425 anytime in advance of the meeting, who will provide the meeting phone number and access code, or (2) by accessing the following website:  https://attendee.gotowebinar.com/register/599262846638042384 and using the proxy control number on your proxy card as the access code, and participating live in the webcast.

At the Annual Meeting, you will be asked to consider and vote on the following matters:

1.

Election of Directors. To elect the following fourteen (14) individuals to serve as directors of the Company until the 2022 annual meeting of shareholders and until their successors are elected and qualified:

Peter M. Chang	Wendell Chen
Christina Kao	James Kao
Chie-Min (Christopher) Koo	Alfonso Lau
Joyce Wong Lee	Chuang-I (Christopher) Lin
Feng (Richard) Lin	Ko-Yen Lin
Paul Lin	Geraldine Pannu
Fui Ming (Catherine) Thian	Raymond Yu

2.	Advisory Vote on Named Executive Officer Compensation. To approve, on an advisory and non-binding basis, the compensation paid to the Company’s named executive officers.

3.	Ratification of Appointment of Independent Auditors. To ratify the appointment of Eide Bailly LLP as the Company’s independent auditors for the fiscal year ending December 31, 2022.

4.

Approval of Amended and Restated 2017 Omnibus Stock Incentive Plan.  To approve the Company’s Amended and Restated 2017 Omnibus Stock Incentive Plan (the “2017 Plan”) that would allow for the granting of restricted stock units, as described in the Proxy Statement dated April 13, 2022.

5.	To transact such other business as may properly come before the Annual Meeting and any and all postponements or adjournments thereof.

Nominations for election of members of the Board of Directors of the Company may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in this Notice of 2022 Annual Meeting of Shareholders (this “Notice”)) shall be made in writing and shall be delivered to the Interim President of the Company by the later of the close of business on April 27, 2022, which is twenty-one (21) days prior to the Annual Meeting, or seven (7) days after the date of mailing of this Notice. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Company owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offence involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance with this paragraph shall be disregarded by the chairman of the Annual Meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

Dated: April 13, 2022	By Order of the Board of Directors

/s/ Feng (Richard) Lin
Secretary

IMPORTANT: Whether or not you expect to participate in the Annual Meeting, we urge you to vote your proxy at your earliest convenience via the Internet, by fax telephone, or mail by using the enclosed postage-paid reply envelope. This will ensure the presence of a quorum at the Annual Meeting and will save the Company the expense of additional solicitation. Submitting your proxy will not prevent you from voting your shares telephonically or via a live webcast during the Annual Meeting if you desire to do so. Your proxy is revocable at your option in the manner described in the proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the

2022 Annual Meeting of Shareholders to be held on May 18, 2022

The proxy materials for this Annual Meeting, which consist of the proxy statement, Annual Report on Form 10-K for the year-ended December 31, 2021, and form of proxy, are available over a live webcast free of charge at the Company’s website at https://ir.rbbusa.com/financial-information/sec-filings.

You will be able to participate in the Annual Meeting (1) in person at the 888 Seafood Restaurant at 8450 East Valley Boulevard, Rosemead, California 91770, (2) telephonically by calling Catherine Wei at 714/676-2425 anytime in advance of the meeting, who will provide the meeting phone number and access code, or (3) by accessing the following website:

https://attendee.gotowebinar.com/register/599262846638042384 and using the proxy control number on your proxy card as the access code, and participating live in the webcast.

RBB BANCORP

1055 Wilshire Blvd., 12th floor

Los Angeles, California

PROXY STATEMENT

GENERAL INFORMATION

For the 2022 Annual Meeting of Shareholders

To Be Held on Wednesday, May 18, 2022

Our Board of Directors is soliciting proxies to be voted at our 2022 Annual Meeting of Shareholders (“Annual Meeting”) on May 18, 2022, at 11:00 a.m., Pacific Time, to be held at the 888 Seafood Restaurant, 8450 East Valley Boulevard, Rosemead, CA 91770, with options to participate telephonically and via a live webcast, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders (the “Notice”) and in this proxy statement.  This proxy statement and the proxies solicited hereby are being first sent or delivered to shareholders of the Company on or about April 13, 2022.

As used in this proxy statement, the terms “Company,” “we,” “us” and “our” refer to RBB Bancorp, the term “Bank” refers to Royal Business Bank and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company or the Bank, as the case may be.

Information About the Annual Meeting, Voting and Proxies

Who May Vote?

If you were a holder of shares of common stock on the records of the Company at the close of business on March 21, 2022 (the “Record Date”), you are entitled to notice of and may vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of common stock outstanding at the close of business on the Record Date is entitled to one vote on each of the matters to be voted upon at the Annual Meeting. If any shareholder participating in the Annual Meeting gives notice at the Annual Meeting, prior to the voting, of an intention to cumulate votes in the election of directors, then all shareholders will be entitled to cumulate votes in that election. See “What Is Cumulative Voting and How Do I Cumulate My Shares?” below. On the Record Date of March 21, 2022, a total of 19,453,941 shares of common stock were entitled to be voted. We have no other class of stock outstanding.

What Is Cumulative Voting and How Do I Cumulate My Shares?

For the election of directors (Proposal No. 1), California law provides that a shareholder of a California corporation, or such shareholder’s proxy, may cumulate votes in the election of directors. That is, each shareholder may cast that number of votes equal to the number of shares owned by such shareholder, multiplied by the number of directors to be elected, and such shareholder may cumulate such votes for a single candidate or distribute such votes among as many candidates as such shareholder deems appropriate.

Certain affirmative steps must be taken by you in order to be entitled to vote your shares cumulatively for the election of directors. At the Annual Meeting, no shareholder is entitled to cumulate votes (i.e., cast for any one or more candidates a number of votes greater than the number of the shareholder’s shares) unless the candidates’ names have been placed in nomination at the meeting and prior to the commencement of the voting and at least one shareholder has given notice at the meeting and prior to commencement of the voting of the shareholder’s intention to cumulate votes. If any shareholder has given such notice, then every shareholder entitled to vote may cumulate votes for candidates in nomination and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which that shareholder’s shares are entitled, or distribute the shareholder’s votes on the same principle among any or all of the candidates, as the shareholder thinks appropriate. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected.

The proxies designated on your proxy card do not, at this time, intend to cumulate votes, to the extent they have the shareholder’s discretionary authority to do so, pursuant to the proxies solicited in this proxy statement unless another shareholder gives notice to cumulate, in which case your proxy may cumulate votes in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such an event is solicited in this proxy statement.

How Do I Vote?

Voting in Person. If your shares are registered directly in your name with our transfer agent, IssuerDirect, at the close of business on the Record Date, you are considered the shareholder of record with respect to those shares and you have the right to vote your shares in person at the Annual Meeting. If your shares are held through a broker, bank or other nominee (that is, in “street name”) at the close of business on the Record Date, you are considered the “beneficial owner” of those shares and you may vote your shares in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Directions to the Annual Meeting may be found at https://ir.rbbusa.com/events-and-presentations/events.

Voting Telephonically or via Live Webcast During the Annual Meeting. If your shares are registered directly in your name with our transfer agent, IssuerDirect, at the close of business on the Record Date, you are considered the shareholder of record with respect to those shares and you have the right to vote your shares in person at the Annual Meeting. If your shares are held through a broker, bank or other nominee (that is, in “street name”) at the close of business on the Record Date, you are considered the “beneficial owner” of those shares and you may vote your shares in person at the Annual Meeting only if you obtain a “legal proxy” from the bank, broker or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

If any shareholders wish to vote their shares during the Annual Meeting, you can vote (1) in person by attending the annual meeting at the 888 Seafood Restaurant, 8450 Valley Blvd., Rosemead, CA 91770, (2) telephonically by calling Catherine Wei at 714/676-2425 anytime in advance of the meeting, who will provide the meeting phone number and access code, or (3) by accessing the following website:  https://attendee.gotowebinar.com/register/599262846638042384 and using the proxy control number on your proxy card as the access code, and participating live in the webcast.

Voting by Proxy for Shares Held by a Shareholder of Record. If you are a shareholder of record as of the Record Date, you may direct how your shares are voted without participating in the Annual Meeting in one of the following ways:

•

Voting by Fax.

You may vote by faxing the reverse portion of the proxy card to 202/521-3464. The deadline for voting by fax is before the end of the Annual Meeting on Wednesday, May 18, 2022. If you vote by fax, you do not need to return your proxy card.

•

Voting on the Internet. You may vote on the Internet by accessing the website address and following the instructions printed on your proxy card. The deadline for voting on the Internet is Wednesday, May 18, 2022, before the end of the Annual Meeting. If you vote on the Internet, you do not need to return your proxy card.

•

Voting by Mail. You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. In order to assure that your shares will be voted, you should mail your signed proxy card in sufficient time for it to be received before the Annual Meeting. If your shares are registered in different names or you hold your shares in more than one capacity, you will receive more than one proxy card. In that case, if you choose to vote by mail and you want all of your shares voted, please complete each proxy card that you receive and return it in its own postage prepaid envelope.

Even if you plan to participate in the Annual Meeting telephonically or via the live webcast, we recommend that you submit your proxy in advance of the meeting as described above so that your vote will be counted if you later decide not to join the Annual Meeting. Submitting your proxy by fax, Internet or mail will not affect your right to vote telephonically or via the live webcast should you decide to participate in the Annual Meeting. If you do participate telephonically or via the live webcast and vote your shares at the Annual Meeting, after having voted by any of the methods described above, only your last vote will be counted.

Voting by Proxy for Shares Held In Street Name. If you are the beneficial owner of shares held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to instruct how your shares are to be voted at the Annual Meeting.

How Will the Board Vote My Proxy?

If you grant us your proxy to vote your shares (whether by fax or by the Internet or by completing, signing and returning your proxy card by mail), and you do not revoke that proxy prior to the Annual Meeting, your shares will be voted as directed by you. If you do not provide any specific direction as to how your shares should be voted, your shares will be voted: “FOR” all of the fourteen director nominees named in the Notice for election to the Board of Directors (Proposal No. 1); “FOR” an advisory vote on the compensation of our named executive officers (Proposal No. 2); “FOR” ratification of the appointment of Eide Bailly LLP as our independent auditors for the fiscal year ending December 31, 2022 (Proposal No. 3), and "FOR" approval of the Amended and Restated 2017 Omnibus Stock Incentive Plan (Proposal No. 4).

If any other matter should be properly presented at the Annual Meeting or any postponements or adornments thereof upon which a vote may be taken, the shares represented by your proxy will be voted in accordance with the judgment of the holders of the proxy. However, if your shares are held in a brokerage account, please read the information below under the caption “How Are Voting Shares Held by Brokers, Banks and Other Nominees Handled?” regarding how your shares may be voted.

What Is the Difference between a Shareholder of Record and a Beneficial Owner of Shares Held in “Street Name?

Shareholder of Record. If your shares are registered directly in your name with our transfer agent, you are considered a shareholder of record with respect to those shares, and the Notice was sent directly to you by the Company. If you requested printed copies of the proxy materials by mail, you will also receive a proxy card.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are a beneficial owner of shares held in ‘‘street name’’, and the Notice was forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization how to vote the shares held in your account.

How Do I Get More Information about the Company?

The Notice provides Internet instructions on how to access and review the proxy materials, including our annual report on Form 10-K and 10-K/A for the fiscal year ended December 31, 2021 (“Annual Report”) that contains our consolidated financial statements. Our Annual Report includes a list of exhibits filed with the Securities and Exchange Commission (“SEC”), either as part of the Annual Report or as part of other filings made with the SEC.

If you wish to receive copies of our Annual Report or other filings made with the SEC, please visit www.sec.gov, or visit the Company’s website at https://ir.rbbusa.com/financial-information/sec-filings, or write to the following address: Investor Relations, RBB Bancorp, 1055 Wilshire Blvd., 12th floor, Los Angeles, CA 90017. You may also send your request by e-mail to: investorrelations@rbbusa.com.

The Company’s Annual Report is included with the proxy materials.

How Are Voting Shares Held by Brokers, Banks and Other Nominees Handled?

We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of our common stock. Proxies that are returned to us by brokers, banks or other nominee holders on your behalf will count toward a quorum and will be voted in accordance with the voting instructions you have sent to your broker, bank or other nominee holder. If, however, you want to vote your shares in person at the Annual Meeting, you will need to obtain a legal proxy or broker’s proxy card from your broker, bank or other nominee holder and bring it with you to the Annual Meeting. If you fail to provide voting instructions to, or you participate in the Annual Meeting and do not obtain a legal proxy or broker’s proxy from, your broker, bank or other nominee, your shares will not be voted, except as provided below with respect to certain “routine” matters.

Under rules applicable to securities brokerage firms, a broker who holds shares in “street name” for a customer may generally vote your shares in its discretion on “routine” proposals, but does not have the authority to vote those shares on any “non-routine” proposal, except in accordance with voting instructions received from the customer. Proposal No. 1 (election of directors), Proposal No. 2 (advisory vote on the compensation of our named executive officers) and Proposal No. 4 (Approval of Amended and Restated 2017 Omnibus Stock Incentive Plan are considered “non-routine.” Therefore, if you hold your shares in street name and want your shares to be voted on these proposals, you must give voting instructions to your broker. Proposal No. 3 (ratification of the appointment of the independent registered accounting firm) is considered routine and may be voted upon by your broker even if you do not provide instructions to your broker. If you do not submit voting instructions to your broker and your broker exercises discretion to vote your shares on Proposal No. 3, your shares will be treated as "broker non-votes" on each of the other proposals at the Annual Meeting.

What Is the Vote Required for a Quorum and to Approve the Proposals?

Quorum Requirement. Our Bylaws require that a quorum - that is, the holders of a majority of all of the shares of our common stock entitled to vote at the Annual Meeting - be present at the Annual Meeting, in person or by proxy, before any business may be transacted at the Annual Meeting (other than adjourning the Annual Meeting to a later date to allow time to obtain additional proxies to satisfy the quorum requirement). Abstentions and broker non-votes will be counted as present for this purpose. If the shares represented at the Annual Meeting are not sufficient to transact business, we may adjourn or postpone the meeting to permit the further solicitation of proxies.

Proposal No. 1 - Election of Directors. A plurality of the votes cast is required for the election of directors. This means that the fourteen (14) nominees for election to the Board who receive the highest number of votes entitled to be cast will be elected. As a result, any shares voted “Withhold” and broker non-votes will not be counted in determining the outcome of the election. However, shares voted “Withhold” and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

Proposal No. 2 - Advisory Vote on the Compensation of our Named Executive Officers. The affirmative vote of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting is required to approve, on a non-binding advisory basis, our 2021 compensation of our named executive officers, which is described in this Proxy Statement, provided that such shares also constitute at least a majority of the required quorum. Abstentions and “broker non-votes” are not counted in determining whether the affirmative vote constitutes a majority of the shares present or represented and voting at the Annual Meeting but could affect whether this proposal is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum.

Proposal No. 3 - Ratification of the appointment of Eide Bailly LLP as our independent auditors for the fiscal year ending December 31, 2022. The affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting is required to ratify the appointment of Eide Bailly LLP as our independent auditors for the fiscal year ending December 31, 2022, provided that such shares also constitute at least a majority of the required quorum. Abstentions are not counted in determining whether the affirmative vote constitutes a majority of the shares present or represented and voting at the Annual Meeting but could affect whether this proposal is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum.

Proposal No. 4 Approval of Amended and Restated 2017 Omnibus Stock Incentive Plan.  The affirmative vote of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting is required to approve the Amended and Restated 2017 Omnibus Stock Incentive Plan, provided that such shares also constitute at least a majority of the required quorum.  Abstentions are not counted in determining whether the affirmative vote constitutes a majority of the shares present or represented and voting at the Annual Meeting but could affect whether this proposal is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum.

How Do I Vote My Shares?

If you are a shareholder of record, there are five ways to vote:

●	In person. You may vote in person at the annual meeting. You must bring valid picture identification and may be requested to provide proof of stock ownership as of the record date.
●

Telephonically or Via Live Webcast During the Annual Meeting. You may vote (1) telephonically by calling Catherine Wei at 714/676-2425 anytime in advance of the meeting, who will provide the meeting phone number and access code, or (2) by accessing the following website:  https://attendee.gotowebinar.com/register/599262846638042384 and using the proxy control number on your proxy card as the access code, and participating live in the webcast, during the Annual Meeting.

●	By Fax. You may vote by completing the reverse portion of the proxy card and faxing it to 202/521-3464.
●	By Internet. You may vote on the Internet by accessing the website address and following the instructions printed on your proxy card.
●	By Mail. You may vote by your proxy by filling out the proxy card and returning it in the enclosed postage-prepaid envelope.

If you vote by fax or Internet before the end of the Annual Meeting on Wednesday, May 18, 2022, or properly complete and mail the proxy card and we receive it prior to the Annual Meeting, your shares will be voted as you direct. Even if you plan to participate in the meeting telephonically or via live webcast, we encourage you to cast your vote by telephone or Internet, or if you prefer, by completing, signing, dating, and returning the proxy card.

If you are a beneficial owner, you have the right to direct the organization holding your shares on how to vote the shares held in your account. If you wish to vote in person at the meeting, you must obtain a valid proxy from the organization holding the shares giving you the right to vote at the meeting. If you hold your shares in a brokerage account and do not give voting instructions to your broker on proposals that are considered “non-routine,” your broker cannot vote them for you and your shares will be treated as broker non-votes. At the meeting, Proposal No. 3 (Ratification of the Appointment of Independent Auditors) involves matters that we believe will be considered “routine,” while Proposal No. 1 (Election of Directors), and Proposal No. 2 (Advisory Vote to Approve Our Named Executive Officer Compensation), and Proposal No. 4 (Approval of Amended and Restated 2017 Omnibus Stock Incentive Plan) involve matters that we believe will be considered “non-routine.” Therefore, it is important that you provide voting instructions for all proposals.

What If I Do Not Vote for Some of the Items Listed in This Proxy Statement?

If you are a shareholder of record and return your signed proxy card, or submitted your proxy card over the Internet or by fax, the proxy holders will vote your shares, with respect to the items without specific voting instructions, according to the recommendations of the Board. The Board has designated Peter M. Chang and Richard Lin, and each of them individually, with power of substitution as proxy holders.

How You Can Revoke Your Proxy or Voting Instructions and Change Your Vote?

If you are the record owner of your shares, you may revoke any proxy you may have submitted over the Internet or by fax or any proxy you may have returned by mail, at any time before your proxy has been voted, by taking one of the following actions:

•	Participating in the Annual Meeting telephonically or via the live webcast;
•	Completing, signing and submitting a signed proxy card bearing a later date than the date of your earlier vote or proxy; or
•

Sending a written revocation of your proxy to the Company’s Corporate Secretary at 1055 Wilshire Blvd., 12th floor, Los Angeles, CA 90017. To be effective, the notice of revocation must be received by the Company before the Annual Meeting commences. If, after revoking your proxy in this manner, you want to vote your shares, you may do so only by one of the methods set forth above, and not over the Internet or by fax.

However, if your shares are held by a broker, bank or other nominee holder, you will need to contact your broker, bank or the nominee holder if you wish to change or revoke any voting instructions that you previously gave to your broker, bank or other nominee holder.

How Can a Proxy Be Revoked?

A form of proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it or a duly executed proxy bearing a later date. In addition, the powers of the proxy holders will be revoked if the person executing the proxy participates in the Annual Meeting, telephonically or via the live webcast, and advises the Chairman of his or her election to vote in person. Shares represented by a properly executed proxy received prior to the Annual Meeting will be voted in accordance with the shareholder's specifications, as noted on the proxy, or if not otherwise specified, and unless revoked, such shares will be voted in favor of election of the nominees specified herein and in favor of the other proposals specified herein.

The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Annual Meeting and may include: action with respect to procedural matters pertaining to the conduct of the Annual Meeting; and election of any person to any office for which a bona fide nominee is named herein if such nominee is unable to serve or for good cause will not serve.

How Does the Board Recommend that I Vote?

The Board unanimously recommends that you vote your shares as follows:

●	FOR EACH NOMINEE as directors, as specified under Proposal 1,
●	FOR the advisory (non-binding) resolution to approve our named executive officers’ compensation, as specified under Proposal 2,
●	FOR ratification of the appointment of Eide Bailly LLP as our independent auditors for the fiscal year ending December 31, 2021, as specified under Proposal 3, and
●	FOR approval of Amended and Restated 2017 Omnibus Stock Incentive Plan under Proposal 4.

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Annual Meeting.

Who Will Serve as the Inspector of Election?

In advance of any meeting of shareholders, the Board of Directors may appoint inspectors of election to act at the meeting and any postponement or adjournment thereof. If inspectors of election are not so appointed or designated or if any persons so appointed fail to appear or refuse to act, then the Chairman of the meeting may, and on the request of any shareholder or a shareholder's proxy shall, appoint inspectors of election (or persons to replace those who so fail to appear) at the meeting. The number of inspectors shall be either one or three. If appointed at a meeting on the request of one or more shareholders or proxies, the majority of shares represented in person or by proxy shall determine whether one or three inspectors are to be appointed.

What Will Happen If Additional Proposals Are Presented?

The Board of Directors knows of no other business to be presented at the Annual Meeting, but if any other matters are properly presented at the meeting, the persons named in the proxies will vote upon them in accordance with the Board of Directors’ recommendations.

What If a Director Is Unable to Serve?

Vacancies on the Board of Directors may be filled by a majority of the remaining directors as specified in the Bylaws of the Company.

Who is Making the Solicitation?

The Company's Board of Directors is soliciting the enclosed proxy. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone or personal visits by directors, officers and employees of the Company. The total expense of this solicitation will be borne by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding soliciting material. We have retained IssuerDirect to assist in the solicitation at a cost of approximately $27,000, plus payment of reasonable out-of-pocket expenses incurred by IssuerDirect.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board currently is comprised of 12 directors.  Each of these directors, together with two additional individuals, have been nominated by the Board for election.  The persons named in the table below have been nominated for election as directors to serve until the 2023 Annual Meeting of Shareholders and until their successors are elected and have qualified.  Each nominee is independent based upon the rules of the Nasdaq Stock Market and the SEC.

Each nominee has indicated that he or she is willing and able to serve as a director. If any nominee should become unable or unwilling to serve as a director, the proxies will be voted for such substitute nominee as shall be designated by the Board of Directors.

On February 22, 2022, the Company announced that Mr. Yee Phong (Alan) Thian, the President and Chief Executive Officer of the Company and the Bank, was taking a leave of absence, effective immediately, pending an internal investigation being conducted by a special committee of the Company’s Board of Directors.  On April 11, 2022, the Company announced that President and Chief Executive Officer Alan Thian resigned from his positions as an executive officer and director effective on April 8, 2022, following the completion of the internal investigation.  The investigation, which was conducted by an independent outside law firm, identified violations of Company policies and procedures, including those relating to personnel decisions, as well as resulting adverse effects on officer and employee morale.  The Board of Directors and management indicated that the violations did not have any overall adverse financial impact on the Company.  The RBB Board of Directors appointed David Morris, Executive Vice President and Chief Financial Officer, as Interim President and Chief Executive Officer. Mr. Morris will continue in his role as Chief Financial Officer.

Except for Dr. James Kao and Ms. Christina Kao, there are no family relationships between the directors and executive officers.  There are no family relationships between directors and executive officers following Mr. Thian's resignation in April 2022.  However, Ms. Fui Ming (Catherine) Thian, who is Mr. Thian’s sister, remains as a director.  None of the directors or executive officers of the Company serve as directors of any company that has a class of securities registered under the Securities Act of 1933, as amended (the “Securities Act”), or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any investment company registered under the Investment Company Act of 1940.

Vote Required

A plurality of the votes cast is required for the election of directors. This means that the fourteen (14) nominees for election to the Board who receive the highest number of votes entitled to be cast will be elected. As a result, any shares voted “Withhold” and broker non-votes will not be counted in determining the outcome of the election. However, shares voted “Withhold” and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

The Board of Directors unanimously recommends that shareholders vote FOR each of the director nominees.

Board of Directors

The following table sets forth certain information about our current directors, each of whom has been re-nominated for re-election, and our two new director nominees, including their names, ages and, for our current directors, year in which they began serving as a director of the Company (or the Bank prior to the Company’s formation in 2011).

Name	Age	Current Position	Director Since
James W. Kao	76	Chairman of the Board	2015
Raymond Yu	54	Vice Chairman of the Board	2018
Peter M. Chang	50	Director	2008
Wendell Chen	45	Director	2010
Christina Kao	36	Director	2019
Chie-Min (Christopher) Koo	64	Director	2008
Alfonso Lau	72	Director	2018
Joyce Wong Lee	68	Director nominee	---
Chuang-I (Christopher) Lin	81	Director	2010
Feng (Richard) Lin	40	Director	2011
Ko-Yen Lin	78	Director	2008
Paul Lin	42	Director	2012
Geraldine Pannu	52	Director nominee	---
Fui Ming (Catherine) Thian	71	Director	2010

Pursuant to our current Articles of Incorporation (“Articles”) and Bylaws, our Board of Directors is authorized to have not less than eight (8) members nor more than fifteen (15) members, and is currently comprised of twelve (12) members.  Ms. Joyce Wong Lee and Ms. Geraldine Pannu are each proposed members of the Board of Directors.  Each of our directors serves for a one year term. The number of directors may be changed only by resolution of our Board within the range set forth in our Articles. As discussed in greater detail below, our Board of Directors has affirmatively determined that our 12 current directors qualify as independent directors based upon the rules of the Nasdaq Stock Market and the SEC and that all of our director nominees are independent based on those rules.  There are no arrangements or understandings between any of the directors and any other person pursuant to which he or she was selected as a director.

The business experience of each of the current directors is set forth below. Other than as described below, no current director has any family relationship, as defined in Item 401 of Regulation S-K, promulgated pursuant to the Securities Act with any other director or with any of our executive officers.

James W. Kao, Ph.D.  Dr. Kao has served as Chairman of the Board since our last shareholder meeting in May 2021 and as a member since 2015.  Dr. Kao had a long and distinguished career at Philip Morris, USA in the research and development department. Since his retirement in 1998, Dr. Kao has been a successful investor in many companies. Dr. Kao holds a B.A. from National Taiwan University, an M.B.A. from Virginia Commonwealth University and his Ph.D. from Miami University. Our Board considered Dr. Kao’s experiences as an investor and his educational background in determining that he should be a member of our Board.

Raymond H. Yu.  Mr. Yu has served as the Vice Chairman of the Board since October 2018.  He was previously Chairman of the Board of Directors of First American International Corp. and First American International Bank, which the Company acquired on October 15, 2018.   Mr. Yu brings extensive development, finance, construction and management of residential and commercial real estate experience, and a history of leadership in community-based organizations, to his role as the Vice Chairman of the Board of Directors.  Mr. Yu is the President of Yuco Real Estate Company, Inc. and Yuco Management, Inc., developers, managers and owners of a diverse portfolio of commercial and residential properties located throughout New York City. The Yuco group of companies has contributed to the revitalization and renaissance of neighborhoods such as the Lower East Side, Clinton and Harlem in Manhattan and Sunset Park, Flatbush and East New York in Brooklyn by building high quality affordable rental properties, and has successfully developed commercial and market rate residential properties in neighborhoods such as Murray Hill, the East Village, NoHo, Brooklyn Heights and Williamsburg. Mr. Yu is a Vice Chair of the Board of Directors of the YMCA of Greater New York, is a founding Board member of the NoHo NY Business Improvement District and is an Advisory Board member of the New York Housing Conference. Mr. Yu is also a member of the Executive Committee of the Columbia College Alumni Association Board of Directors and serves as Vice President for Development. Mr. Yu holds a B.A. and a B.S. from Columbia University. Our Board considered Mr. Yu’s experience in real estate, his extensive knowledge in the New York market, and his involvement as a board member in multiple well-established organizations in determining that he should be a member of our Board.

Peter M. Chang. Mr. Chang has served as a Board member since the founding of the Bank in 2008. Mr. Chang is the President of Sunshine Paper LLC, which purchases and exports waste paper, as well as imports PPE for sale to the state of California and the private sector. As such he works with recycling, shipping and exporting to companies in the United States and provides raw materials to paper manufacturing companies in Southeast Asia, China and Taiwan. Mr. Chang holds a B.S. in Economics from University of California at Los Angeles. Our Board considered Mr. Chang’s experience in international trade financing and his long-standing relationships within the Chinese-American business community in determining that he should be a member of our Board.

Wendell Chen. Mr. Chen has served as a member of the Board since November 2010. Mr. Chen has been the Chief Executive Officer of US Development LLC, a real estate development firm, since 2015. From 2006 to 2015, Mr. Chen served as the Chief Executive Officer and managing partner of Vanetti, Inc., a start-up firm that successfully designed, manufactured, and delivered branded and private labeled men’s suits to specialty shops and major chain stores in the United States. Mr. Chen holds a B.A. from California State University Pomona. Our Board considered Mr. Chen’s experience as an executive of a small business that does international trade and his relationships within the Chinese American business community in determining that he should be a member of our Board.

Christina Kao. Ms. Kao has been a local business owner in Las Vegas, Nevada since 2017.  From 2009 to 2017, Ms. Kao worked in purchasing, marketing, and new business development for leading chemical and material science corporations.  Ms. Kao holds a B.S. in Chemical Engineering from Virginia Commonwealth University and an M.B.A. from Harvard Business School.  She is passionate about mentoring youth and is trained in Cuisine at Le Cordon Bleu in Paris, France.  Our Board considered Ms. Kao’s marketing expertise and experience as a small business owner in determining that she should be a member of our Board.

Chie Min (Christopher) Koo, CPA. Mr. Koo has served as a Board member since the founding of the Bank in 2008. Mr. Koo is the President and founder of Christopher Koo Accountancy, an accounting and tax service in the city of Diamond Bar. Mr. Koo holds an M.B.A. and a B.S. in Hotel and Restaurant Management from U.S. International University in San Diego, California. Our Board considered Mr. Koo’s experience as a C.P.A. and his relationships in the Chinese-American community in determining that he should be a Board member.

Alfonso Lau. Mr. Lau is a retired banking executive who was the founding President of First American International Corp. and First American International Bank (“FAIB”), where he served for 15 years and which the Company acquired on October 15, 2018. Prior to FAIB, Mr. Lau worked at Citibank and Capital One Bank. He is extremely knowledgeable in all areas of banking, with a significant experience in mortgage banking. Mr. Lau holds a B.S. and M.B.A from Columbia University. He is also a member Rotary International.  Our Board considered Mr. Lau’s significant banking experience, particularly mortgage banking, and his ability to understand complicated financial statements in determining that he should be a member of our Board.

Chuang-I (Christopher) Lin, Ph.D. Dr. Lin has served as a Board member since 2010. Dr. Lin is the President and Chairman of three separate specialty real estate firms: Forte Resources, Inc., which specializes in senior and affordable housing management and development, Sonnycal Development Company, which specializes in real estate development in market-rate residential houses and industrial warehouses, and Linkage Financial Group Inc., which specializes in real estate development in China. Dr. Lin previously served as a director of General Bank from 1981 to 2003. Dr. Lin holds a B.S. from Cheng Kung University, a M.S. from National Tsing Hua University and a Ph.D. from Duquesne University. Our Board considered Dr. Lin’s real estate background, specifically in affordable housing, and his prior experience as a bank director in determining that he should be a Board member.

Feng (Richard) Lin. Mr. Lin has served as a Board member since 2011. Mr. Lin is the President and Chief Financial Officer of Arche Investments, LLC, a real estate development firm specializing in developing condominiums and work-live detached condominium projects in Southern California. In addition, he is a regional director of Harmony Bioscience Inc., a personal healthcare product company. Mr. Lin holds a B.S. in Economics from University of California, Irvine. Our Board considered Mr. Lin’s real estate background in determining that he should be a Board member.

Ko-Yen Lin. Mr. Lin has served as a Board member since the founding of the Bank in 2008. Mr. Lin is a real estate investor and manager of motels, office buildings, shopping centers and mobile home parks. Mr. Lin previously served as a Commissioner of Overseas Affairs for the Government of Taiwan. Mr. Lin also previously served as a director of General Bank from 1986 to 2003 and United National Bank from 1982 to 1985. From 2003 to 2007, Mr. Lin served as a senior advisory board member of Cathay Bank. Our Board considered Mr. Lin’s real estate background and his prior experience as a bank director in determining that he should be a Board member.

Paul Lin. Mr. Lin has served as a Board member since 2012 and is the Founder and Chief Executive Officer of SpotHQ, an e-commerce company transacting on the Amazon Marketplace. SpotHQ has generated over $250 million since its inception in 2005. Due to the success of his startup, in 2010 Mr. Lin was named one of Inc. Magazine’s Top 10 Asian Entrepreneurs; his company has made the Inc. 500 list numerous times. Mr. Lin attended the University of Colorado in Boulder and studied Information Systems. Additionally, Mr. Lin participates as a panelist at events such as Citigroup Global Markets, Worldwide Business Research-eTail and B2B Online sharing his experience in the e-commerce space. Aside from his technical computing expertise in big data, servers and networks, Mr. Lin also has extensive knowledge with operations in the logistics space. Moreover, he has 20 issued design patents with USPTO. Our Board considered Mr. Lin’s experience as a successful founder, his technical acumen and operational knowledge in determining that he should be a member of our Board.

Fui Ming (Catherine) Thian. Ms. Thian has served as a Board member since 2010. Ms. Thian has been in the real estate management business for over 30 years and is responsible for operating and accounting for multiple apartment complexes and mobile home parks. Ms. Thian holds a B.S. in Commerce from Nanyang University. She is the sister of Mr. Thian, who is the former director, President, and Chief Executive Officer of the Company and the Bank. Our Board considered Ms. Thian’s experience in real estate management and preparing financial statements in determining that she should be a Board member.

Joyce Wong Lee, ERPA. Mrs. Lee, who is a new director nominee, is founder and president of California Benefit Planners (CBP) at Pasadena, a retirement plan consulting and design firm providing services nationally to all range of business entities to sponsor qualified retirement plans under ERISA law since 1994. Mrs. Lee holds a B.S. and M.Ed from Texas A&M University at Kingsville, Texas. Mrs. Lee is passionate about providing consultation services to her clientele for planning towards retirement through pension programs. As an Enrolled Retirement Plan Agent (ERPA), Mrs. Lee has successfully practiced and represented her clientele’s pension programs before the IRS. Our Board considered Ms. Wong's knowledge of investment products, particularly for financial planning and retirement, and her strong ties to the Chinese-American small business community in determining that she should be a member of our Board.

Geraldine Pannu.  Ms. Pannu, who is a new director nominee, has over 25 years’ experience in investment and financial management, fund operations, consulting and marketing.  She is the Managing Partner of GLTJ Pioneer Capital, a real estate firm specializing in development and fixed income investments.  Ms. Pannu is an Independent Board of Director for Processa Pharmaceuticals (NASDAQ: PCSA). She also mentors several startup companies and assists them as Interim CFO. Previously, she was the managing Director of Golden Gate Global, one of the largest EB5 regional centers in Northern California. She was the COO and Managing Partner for ChinaRock Capital Management, a leading hedge and venture capital fund company in San Francisco for nearly 10 years. She worked in McKinsey & Co, Monitor Company as a management consultant before and after business school. She had successfully raised capital for several hedge, venture capital and real estate funds.  Ms. Pannu was born in Shanghai and grew up in Hong Kong. She received her Bachelor of Business Administration from Chinese University of Hong Kong and M.B.A. from Harvard Business School.  She is fluent in English, Mandarin, Cantonese and Shanghainese. Our Board considered Ms. Pannu's investment and financial expertise as well as her involvement in the Chinese-American business community in determining that she should be a member of our Board.  If elected to the Board, we anticipate Ms. Pannu will serve as the financial expert on the Board’s Audit Committee.

Director Compensation

The following table sets forth compensation paid or awarded to, or earned by, each of our directors (except for Alan Thian, our former President and Chief Executive Officer, who resigned on April 8, 2022 and whose compensation is disclosed under “Executive Compensation—Summary Compensation Table”) during 2021. There were no stock awards or options awarded to directors in 2021.

Name	Fees Earned or Paid in Cash	All Other Compensation (1)	Total
Peter Chang	$106,400	$391	$106,791
Wendell Chen	106,100	285	106,385
James W. Kao	108,300	—	108,300
Christina Kao	106,700	—	106,700
Chie-Min (Christopher) Koo	108,600	1,349	109,949
Alfonso Lau	106,400	—	106,400
Chuang-I (Christopher) Lin	108,300	—	108,300
Feng (Richard) Lin	106,100	232	106,332
Ko-Yen Lin	102,800	3,696	106,496
Paul Lin	108,600	247	108,847
Fui Ming (Catherine) Thian	107,100	3,598	110,698
Raymond Yu	108,100	—	108,100

(1)	All Other Compensation reflects bank owned life ("BOLI") insurance benefits.

During 2021, all of our directors received an annual cash fee of $80,000 paid in arrears.  The annual cash fee paid in January 2022 was $60,000 plus 1,000 restricted stock units vesting over two years.  In 2021 for directors, there were no stock awards, non-equity incentive plan compensation, or nonqualified deferred compensation.

As compensation for attending the Company’s Board meetings, each director received $1,500 per meeting attended in person and $750 per meeting attended by telephone. The Chairman of the Board received $2,500 per meeting attended in person, and $1,250 per meeting attended by telephone.  Each non-employee director also received $300 per Board committee meeting attended, and $200 by telephone.  In addition, the chairs of the Audit Committee, ALCO, Information Technology Committee, CRA Committee, Compensation Committee, Nominating and Corporate Governance Committee and Directors Loan Committee received an additional fee of $200 per meeting attended.  Starting in January 2022, the Chairman of the Board, chairman of the Audit Committee and all other chairpersons receive 100, 100 and 50 RSUs, respectively.  During the COVID-19 pandemic in 2020 and 2021, directors have been allowed to attend board and committee meetings telephonically with full compensation.

Executive Officers

The following table sets forth certain information regarding our executive officers, including their names, ages and positions:

Name	Age	Position
David R. Morris	61	Interim President, Chief Executive Officer and Chief Financial Officer of the Company and Bank
Simon Pang	65	Executive Vice President and Chief Strategy Officer for the Company and the Bank
I-Ming (Vincent) Liu	66	Executive Vice President and Chief Risk Officer for the Company and the Bank
Jeffrey Yeh	60	Executive Vice President and Chief Credit Officer of the Company and Bank
Tsu Te Huang	70	Executive Vice President and Director of Private Banking for the Bank
Ashley Chang	57	Executive Vice President and Branch Administrator for the Bank

The business experience of each of our executive officers is set forth below.  No executive officer has any family relationship, as defined in Item 401 of Regulation S-K, with any other executive officer or any of our current directors.

Executive Officers

David R. Morris. Mr. Morris currently serves as the interim President, Chief Executive Officer, and Chief Financial Officer of the Company and the Bank. Prior to his appointment as interim President and Chief Executive Officer in February 2022, Mr. Morris has served as Executive Vice President and Chief Financial Officer of the Bank since February 2010 and of the Company since 2011.

In addition to his role as interim President and Chief Executive Officer, Mr. Morris is responsible for the Bank’s finance, treasury, and information technology functions.  He serves on our Board’s asset/liability committee, information technology and security committee, and community reinvestment act committee. Prior to joining the Company, Mr. Morris was the President and Chief Executive Officer of MetroPacific Bank from August 2007 to June 2009, and its Executive Vice President and Chief Financial Officer/Chief Operations Officer from October 2006 to July 2007. He was the Executive Vice President and Chief Financial Officer/Chief Operations Officer of San Diego Community Bank from June 2003 to September 2006, the Vice President and Controller of Community National Bank from 1999 to 2003, the Vice President and Manager of participant accounting at City National Bank (formerly North American Trust Company) in 1999, its Executive Vice President, Chief Financial Officer, Risk Management Officer and Director from 1997 to 1998, and its Executive Vice President, Chief Operations Officer and Chief Financial Officer from 1991 to 1996. Mr. Morris started his career with First Interstate Bank, Ltd. in 1986 followed with being controller for Banker’s Trust Company of California, a subsidiary of Banker’s Trust Company. Mr. Morris holds a B.S. from University of Maryland and an M.B.A. from University of Southern California.  Mr. Morris is on the Economic Development Commission for the City of Oceanside, and sits on a variety of non-profit boards.

Simon Pang. Mr. Pang has served as an executive officer since the founding of the Bank in 2008 and of the Company since 2011. He joined our Bank as Executive Vice President and Head of Commercial Lending, and was then promoted to Chief Strategy Officer in May 2012. Mr. Pang currently serves as a commissioner on the President’s Advisory Commission on Asian Americans, Native Hawaiians, and Pacific Islanders (“AANHPI”).  Prior to joining the Bank, Mr. Pang was Senior Vice President and Commercial and International Banking Manager of United Commercial Bank from 2000 to 2008, First Vice President and team leader at Imperial Bank from 1997 to 2000, and Vice President and Trade Finance Manager at Tokai Bank of California from 1994 to 1997. Prior to 1994, Mr. Pang was employed by Lippo Bank and Guaranty Bank as a senior loan officer. From 1981 through 1989, Mr. Pang worked in Asia as an international loan officer at Bank of America’s Singapore branch, as a corporate banking loan officer with Standard Chartered Bank, and as a manager at Singapore United Overseas Bank’s Xiamen branch. Mr. Pang holds a B.S. from California State University, Fresno.

I-Ming (Vincent) Liu. Mr. Liu has been an executive officer since the founding of the Bank in 2008 and of the Company since 2011. He started at the Bank as Executive Vice President and Branch Administrator and was promoted to Chief Operations Officer in February 2011, and to Chief Risk Officer in January 2014. Prior to joining the Bank, Mr. Liu spent over six years with United Commercial Bank as Senior Vice President and head of Southern California branch network. Prior to joining United Commercial Bank, Mr. Liu spent over 18 years with General Bank as a regional manager. Mr. Liu holds a B.A. from Feng-Chia University.

Jeffrey Yeh. Mr. Yeh has been an executive officer since the founding of the Bank in 2008 and of the Company since 2011. He started at the Bank as Vice President and Portfolio Administration Manager and was promoted to Senior Vice President and acting Chief Credit Officer in January 2013, and to Executive Vice President and Chief Credit Officer in January 2014. Prior to joining the Bank, Mr. Yeh was a finance director and business control manager for Universal Science Industrial Co., Ltd. from 2001 through 2003, director and general manager of Overseas Chinese Finance, Ltd. from 1999 through 2001, and lending and investment manager for Bank of Overseas Chinese from 1995 through 1999. Mr. Yeh began his banking career at General Bank where he held various positions from 1989 through 1995. Mr. Yeh holds a B.A. from Soochow University and an M.B.A. from University of Missouri.

.

Tsu Te Huang. Mr. Huang joined our Bank in 2009 as Senior Vice President and Branch Regional Manager and was promoted to Branch Administrator in 2012, and to Executive Vice President in 2016. In 2019, Mr. Huang started our private banking unit.  Mr. Huang previously served as a Senior Vice President and Branch Assistant Regional Manager for United Commercial Bank, Southern California from 2003 to 2009, a Senior Vice President and Branch Regional Manager for First Continental Bank from 2000 to 2003, and as a Vice President and Branch Manager for First Continental Bank from 1994 to 2000. Mr. Huang holds a B.A. from Chinese Culture University.

Ashley Chang. Ms. Chang joined our Bank in 2009 as a Vice President and Branch Manager. She was promoted to First Vice President and Regional Manager in 2014, to Senior Vice President and Assistant Branch Administrator in 2017, and to Branch Administrator in 2019, and to Executive Vice President and Branch Administrator in 2021. Ms. Chang previously served as Assistant Vice President and Branch Manager for United Commercial Bank, Southern California from 2003 to 2009. Prior to that, Ms. Chang also worked for First Continental Bank and Los Angeles National Bank. Ms. Chang holds a B.A. from Shanghai Normal University.

Corporate Governance and Board Matters

The Board of Directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. To that end, the Board continually reviews its governance policies and practices, as well as the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of the Nasdaq Stock Market, to help ensure that such policies and practices are compliant and up to date.

Director Qualifications. We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all shareholders. When considering potential director candidates, our Board of Directors also considers the candidate’s character, judgment, diversity, skill-sets, specific business background and global or international experience in the context of our needs and those of the Board of Directors.

Director Independence.  Our common stock is listed on The Nasdaq Global Select Market and, as a result, we are required to comply with the rules of the Nasdaq Stock Market with respect to the independence of directors who serve on our Board of Directors and its committees. Under the rules of the Nasdaq Stock Market, independent directors must comprise a majority of our Board of Directors. The rules of the Nasdaq Stock Market, as well as those of the SEC, also impose several other requirements with respect to the independence of our directors.  Our Board of Directors has evaluated the independence of its members based upon the rules of the Nasdaq Stock Market and the SEC. Applying these standards, our Board of Directors has affirmatively determined that each of our current directors is an independent director, as defined under the applicable rules.

Our Board has approved stricter independence standards for members of our Audit Committee and Nominating and Governance Committee (as defined below), as reflected in the charters for those committees.  It was determined in March 2022 that Messrs. Chang and Koo did not satisfy these stricter standards because they were involved in certain undisclosed business ventures with Mr. Pang, our Executive Vice President and Chief Strategy Officer.  As such, Messrs. Chang and Koo resigned from these committees in March 2022.  The business venture involved did not have a business relationship with the Company.

Director Nominations; Procedure to be Followed by Shareholders.  The Nominating and Corporate Governance Committee is responsible for the process relating to director nominations, including identifying, reviewing and selecting individuals who may be nominated for election to the Board. Pursuant to its charter, the Nominating and Corporate Governance Committee considers various criteria in its identification, review and selection of potential director nominees, including, but not limited to, integrity and ethical values, experience, reputation, knowledge of Company affairs, business understanding, time commitment and availability and financial commitment. The Nominating and Corporate Governance Committee seeks to achieve a well-rounded, diverse, knowledgeable and experienced Board. The Nominating and Corporate Governance Committee considers nominees to serve as directors of the Company and recommends such persons to the Board as well as director candidates recommended by shareholders pursuant to the guidelines set forth as an appendix to the Nominating and Corporate Governance Committee charter.

Shareholders who wish to recommend candidates may contact the Nominating and Governance Committee in the manner described below under “Communications with the Board of Directors and Committees.” All candidates are required to meet the criteria outlined above, as well as the director independence and other standards as determined by the Governance and Nominating Committee in its sole discretion. Shareholder nominations must be made according to the procedures required under our bylaws and described in this Proxy Statement under the heading “Additional Information — How and when may I submit a shareholder proposal for the 2023 Annual Meeting?”

The Nominating and Governance Committee strives to evaluate all prospective nominees to the board of directors in the same manner and in accordance with the same procedures, without regard to whether the prospective nominee is recommended by a shareholder, the Nominating and Governance Committee, another board member or members of management. However, the Nominating and Governance Committee may request additional steps in connection with the evaluation of candidates submitted by shareholders due to the potential that the existing directors and members of management will not be as familiar with the proposed candidate as compared to candidates recommended by existing directors or members of management. The Nominating and Governance Committee will conduct the same analysis that it conducts with respect to its director nominees for any director nominations properly submitted by a shareholder and, as a result of that process, will decide whether to recommend a candidate for consideration by the full board of directors.

Board Leadership Structure.  Although our Board of Directors does not have a policy regarding the separation of the roles of chief executive officer and chairman of the Board, our Board of Directors endorses the view that one of its primary functions is to protect shareholders’ interests by providing independent oversight of management, including the chief executive officer.  Following our 2021 annual meeting of shareholders, our Board appointed Dr. James Kao as the independent Chairman of the Board.  Dr. Kao's primary duties are to lead our Board of Directors in establishing our overall vision and strategic plan and to lead our management in carrying out that plan.

During 2021, the Boards of Directors of the Company and the Bank are comprised of the same individuals. The Company’s Board of Directors typically has 12 regular meetings per year.  During 2021, four such meetings were led by our former Chairman of the Board, Mr. Yee Phong (Alan) Thian, who was also our former President and Chief Executive Officer.  Since his appointment as independent Chairman of the Board in May 2021, Dr. James Kao has led our Board meetings.

To further strengthen the oversight of the full Board of Directors our independent directors periodically hold executive sessions at which only independent directors are present. The executive sessions are scheduled in connection with regularly scheduled Board meetings at least twice a year.   The executive sessions are presided over by an independent director selected by our Board of Directors.  Dr. James Kao currently serves in this role.

Code of Ethics. Our Board of Directors has adopted a Code of Ethics that applies to all of our directors and employees. The code provides fundamental ethical principles to which these individuals are expected to adhere to and will operate as a tool to help our directors, officers and employees understand the high ethical standards required for employment by, or association with, our Company. Our Code of Ethics is available on our website at www.royalbusinessbankusa.com under the “Investor Relations” tab. Any amendments to the code, or any waivers of its requirements, are disclosed on our website, as well as any other means required by Nasdaq Stock Market rules.

Insider Trading Policy. Our Board of Directors has adopted an Insider Trading Policy that applies to all of our directors and employees. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders. Our Insider Trading Policy is available on our website at www.royalbusinessbankusa.com under the “Investor Relations” tab.

Whistleblower Policy. Our Board of Directors has adopted a Whistleblower Policy for our directors and employees. The policy provides procedures that encourage all employees to bring forth any information that will prevent fraud, abuse, misconduct, and other violations of the Company’s policies. Our Whistleblower Policy is available on our website at www.royalbusinessbankusa.com under the “Investor Relations” tab. Any shareholder may contact the Board of Directors via the telephone number, website address and email address to the Company’s Whistleblower hotline at 866/296-8657, http://www.openboard.info/RBB/ and RBB@openboard.info.

Compensation Committee Interlocks and Insider Participation.  Peter Chang, Dr. James Kao, Chie-Min (Christopher) Koo, Chuang-I (Christopher) Lin, Wendell Chen, Ko-Yen Lin, and Feng (Richard) Lin served as members of our Compensation Committee in 2021.  In March 2022, Peter Chang and Chie-Min (Christopher) Koo resigned from the Compensation Committee. None of the members of our Compensation, Nominating and Corporate Governance Committee is or has been one of our officers or employees. In addition, none of our executive officers serves or has served as a member of the compensation committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation, Nominating and Corporate Governance Committee.

Risk Management and Oversight. Our Board of Directors oversees our risk management process, which is a company-wide approach to risk management that is carried out by our management. Our full Board of Directors determines the appropriate risks for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board of Directors maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk within their particular area of concern. In particular, our Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements, and the incentives created by the compensation awards it administers.  Our Nominating and Corporate Governance Committee is responsible for overseeing the management of risk associated with our corporate governance structure and director nomination and evaluation processes.

Our Audit Committee is responsible for overseeing the management of risks associated with related party transactions. Our Directors Loan Committee is primarily responsible for credit and other risks arising in connection with our lending activities, which includes overseeing management committees that also address these risks. Our Asset/Liability Committee monitors our interest rate risk, with the goal of structuring our asset-liability composition to maximize net interest income while minimizing the adverse impact of changes in interest rates on net interest income and capital. Our Board of Directors monitors capital adequacy in relation to risk. Pursuant to our Board of Directors’ instruction, management regularly reports on applicable risks to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board of Directors and its committees.

All directors attended at least 99.7% of all Board and committee meetings in 2021, and all directors attended our 2021 annual meeting of the shareholders.

Environmental, Social and Governance Initiatives

Our Board recognizes that, as a community bank, what we do matters to our customers, employees, investors, and the communities we serve. We are committed to strengthening our communities, empowering our employees, and engaging in responsible business practices.   Our Board of Directors is committed to overseeing our environmental, social and governance (“ESG”) initiatives. We consider ESG-related matters throughout the organization with a focus on transparency and continuous improvement.

Climate-related Discussion

The SEC recently proposed a rule that would require companies to disclose a broad array of climate-related exposures, including a firm’s carbon emissions across its value chain.  The disclosures would require the firm’s big picture climate risks as well as wholesale calculation of the company’s environmental impact and greenhouse gas (GHG) emissions.  Publicly traded companies would also be required to explain their governance procedures around climate risk, including processes for identifying, assessing, and managing climate-related risks.

On greenhouse gas emissions, the disclosures would include a firm’s direct emissions, indirect emissions in the form of purchased energy, and emissions from “upstream and downstream activities in a registrant’s value chain” — otherwise known as Scope 1, Scope 2, and Scope 3 emissions, respectively.

As a financial institution, RBB has minimal Scope 1 direct GHG emissions.  Scope 1 GHG emissions result from six leased automobiles used by company executives, and two company owned vehicles used in our operations.  The automobiles are recent models that are compliant with state emissions regulations.  Scope 2 emissions result from 24 leased office properties, six owned office properties, 1 corporate house, and 1 OREO property.  Company leased or owned properties have indirect GHG emissions from acquired electricity, steam heat or cooling.  Scope 3 emissions result from goods and services purchased from vendors, business travel and employee commuting.  We have implemented a work-from-home program and expect up to 10% of our staff to participate.  The company encourages employees to commute via public transportation by subsidizing transit passes.   Where feasible, the company utilizes LED- or fluorescent-lighting to reduce electricity usage.  The company recognizes the task of calculating Scope 3 emissions will be challenging.

The SEC is proposing that scope 1 and 2 disclosures be made for accelerated filers reporting fiscal year 2024 results, and scope 3 disclosures for fiscal year 2025 results.

We are committed to overseeing the Company’s environmental efforts.  The Company considers environmental matters throughout the organization.  The Company’s environmental initiatives are currently focused on reducing the Company’s environmental impact through supporting employees' use of mass transit where possible, recycling efforts, and supporting organizations in the communities the Company serves that address sustainable development goals.

Human Capital Resources

We believe in the value of teamwork and the power of diversity. We expect and encourage participation and collaboration, and understand that we need each other to be successful. We value accountability because it is essential to our success, and we accept our responsibility to hold ourselves and others accountable for meeting shareholder commitments and achieving exceptional standards of performance.

Staffing Model. The majority of our staff are regular full-time employees. We also employ regular part-time associates and some seasonal/temporary associates. As of December 31, 2021, we had 375 full-time employees and 6 part-time employees, totaling 378 full-time equivalent staff.  We do not outsource job functions or use subcontractors to fill open positions. None of our employees are represented by any collective bargaining unit or are parties to a collective bargaining agreement.

Diversity, Inclusion and Equity. We believe that diversity of thought and experiences results in better outcomes and empowers our employees to make more meaningful contributions within our company and communities. All members of our board of directors are Asian-American, and two members are women, with two additional women as director nominees.  Our executive committee is comprised of five Asian-Americans and one Caucasian, of which one is a women.  Our workforce consists of 119 males and 262 females.  The ethnic makeup is 336 Asian-Americans, 20 Hispanic or Latino, 18 white (not Hispanic or Latino), 3 African-Americans, and 4 of two or more races.

Health & Safety.  We are focused on conducting our business in a safe and efficient manner and in compliance with all local, state and federal safety and health regulations, and special safety concerns.

Benefits. We are committed to offering a competitive total compensation package. We regularly compare compensation and benefits with peer companies and market data, making adjustments as needed to ensure compensation stays competitive. We also offer a wide array of benefits for our associates and their families, including competitive bonus programs; comprehensive medical, dental and vision benefits; 401(k) plan including a competitive company match; flexible work schedules; paid time off (PTO), holidays and bank holidays; and internal training and development.

Communications with the Board of Directors and Committees

We have established procedures for shareholders or other interested parties to communicate directly with our Board or with a committee of the Board. Such parties can contact our board of directors or a committee by sending written correspondence by mail to:

RBB Bancorp

Board of Directors

c/o Corporate Secretary

1055 Wilshire Blvd., 12th Floor

Los Angeles, CA 90017

The Corporate Secretary is responsible for reviewing all communications addressed to our board of directors or any committee to determine whether such communications require Board or committee review, response or action. Generally, the Corporate Secretary will not forward to the board of directors or any committee any communications relating to Company products and services, solicitations, or otherwise improper or irrelevant topics. If, however, the Corporate Secretary determines that a communication relates to corporate governance or otherwise requires review, response or action by the Board of Directors or any committee, then the Corporate Secretary will immediately send a copy of such communication to each director serving on the Board of Directors or on the applicable committee.

Committees of the Board

Our Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include the Executive Committee, Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Asset/Liability Committee, the Community Reinvestment Act Committee, the Director’s Loan Committee, and the Information Technology and Security Committee.  The Compensation Committee and the Nominating and Corporate Governance Committee generally meet together due to the committees having the same membership.  At times in this proxy statement we reference these two committees singularly as the “Compensation, Nominating and Corporate Governance Committee.”

The Executive Committee, composed of Dr. Kao, Peter Chang and Raymond Yu, was established on February 1, 2022.  The Board Executive Committee has authority of the Board only if issues are time sensitive and the full Board is not scheduled to meet within the time needed to make a decision.  The committee was tasked to determine the interim CEO and carry out a search for a permanent CEO that would improve the Bank’s infrastructure, have strong leadership skills, encourage employee involvement and have knowledge of the market.

Our Board of Directors also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our Articles and Bylaws.

The following table discloses the number of Board and committee meetings in 2021:

Number of Meetings in 2021	Number
Board	12
Audit Committee	11
Compensation Committee	6
Nominating and Corporate Governance Committee	6
Directors Loan Committee	11
Community Reinvestment Act Committee	4
Information Technology and Security Committee	8
Asset/Liability Committee	11

The following are the Board committees, noting the members (“M”) and the chairperson (“C”) as of the proxy date:

Board of Directors	Audit	Compensation	Nominating and Corporate Governance	Directors Loan	Community Reinvestment Act	Information Technology and Security	Asset/ Liability
Dr. James W. Kao		C	M
Raymond Yu	M			M	C	M
Peter M. Chang				M
Wendell Chen	C	M	M				M
Christina Kao				M	M	M	M
Chie-Min (Christopher) Koo					M	M
Alfonso Lau				M	M	M	M
Christopher Lin	M	M	M	C
Feng (Richard) Lin	M	M	C				M
Ko-Yen Lin		M	M	M
Paul Lin	M				M	C	M
Fui Ming (Catherine) Thian					M	M	C

Audit Committee. Our Board of Directors has evaluated the independence of the members of our Audit Committee and has affirmatively determined that: (i) each of the members of our Audit Committee meets the definition of “independent director” under Nasdaq Stock Market rules; (ii) each of the members satisfies the additional independence standards under Nasdaq Stock Market rules and applicable SEC rules for Audit Committee service; and (iii) each of the members has the ability to read and understand fundamental financial statements.

It is our Board’s policy to have at least one member serving on the Audit Committee who is financially sophisticated under the Nasdaq Stock Market rules and satisfies the requirements established by the SEC for qualification as an “Audit Committee financial expert.”  Following Mr. Koo’s resignation from the Audit Committee in March 2022, the Audit Committee does not currently have a member who qualifies as financially sophisticated under the Nasdaq Stock Market rules or who satisfies the requirements established by the SEC for qualification as an “Audit Committee financial expert”.  However, the Board appointed Mr. Koo as an advisor to the chairman of the Audit Committee for specific matters.  If elected to the Board, we anticipate Ms. Pannu will serve as the “audit committee financial expert” on the Board’s Audit Committee and will have the requisite financial sophistication in satisfaction of the Nasdaq Stock market rules.

Our Audit Committee has adopted a written charter, which sets forth the Committee’s duties and responsibilities. The current charter of the Audit Committee is available on our website at www.royalbusinessbankusa.com under the “Investor Relations” tab. As described in its charter, our Audit Committee has responsibility for, among other things:

•	selecting and reviewing the performance of our independent auditors and approving, in advance, all engagements and fee arrangements;
•	reviewing the independence of our independent auditors;
•	reviewing actions by management on recommendations of the independent auditors and internal auditors;
•	meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;
•	reviewing our earnings releases and reports filed with the SEC;
•	reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports;
•	reviewing and approving or ratifying related party transactions; and
•	handling such other matters that are specifically delegated to the Audit Committee by our Board of Directors from time to time.

Compensation, Nominating and Corporate Governance Committee. Our Board of Directors has evaluated the independence of the members of our Compensation Committee and Nominating and Corporate Governance Committee which we sometimes refer to jointly as the Compensation, Nominating and Corporate Governance Committee given their common membership and frequent joint meetings, and has affirmatively determined that each member of our Compensation Committee and Nominating and Corporate Governance Committee members are “independent” under Nasdaq Stock Market rules and also satisfy the additional independence standards under Nasdaq Stock Market rules for compensation committee service.

Our Compensation Committee and Nominating and Corporate Governance Committee have adopted a written charters, which sets forth the committee’s duties and responsibilities. The current charters of the Compensation Committee, and Nominating and Corporate Governance Committee are available on our website at www.royalbusinessbankusa.com under the “Investor Relations” tab.

The Compensation Committee and the Nominating and Corporate Governance Committee are responsible for discharging our Board of Directors’ responsibilities relating to (i) the compensation, both direct and indirect, to be paid to our directors, executive officers and other employees, and (ii) the corporate governance of our organization. Among other things, the Compensation Committee and the Nominating and Corporate Governance Committee have responsibility for:

•

reviewing, monitoring and approving our overall compensation structure, policies and programs (including benefit plans) and assessing whether the compensation structure establishes appropriate incentives for our executive officers and other employees and meets our corporate objectives;

•	determining the annual compensation of our chief executive officer;
•	determining the annual compensation of our Board of Directors;
•

overseeing the administration of our equity plans and other incentive compensation plans and programs and preparing recommendations and periodic reports to our Board of Directors relating to these matters;

•	preparing the compensation committee report required by SEC rules to be included in our annual report;
•

recommending persons to be selected by our Board of Directors as nominees for election as directors or to fill any vacancies on our Board of Directors; as described above, the Nominating and Corporate Governance Committee charter describes the Committee's process for identifying and evaluating director nominees, including nominees recommended by security holders;

•	monitoring the functioning of our standing committees and recommending any changes, including the creation or elimination of any committee;
•	developing, reviewing and monitoring compliance with our corporate governance guidelines;
•	reviewing annually the composition of our Board of Directors as a whole and making recommendations; and
•	handling such other matters that are specifically delegated to the compensation, nominating and corporate governance committee by our Board of Directors from time to time.

Directors Loan Committee (“DLC”). Our DLC currently consists of six non-executive directors, and two non-directors: (i) David Morris, our Interim President, Chief Executive Officer and Chief Financial Officer, and (ii) Jeffrey Yeh, our Chief Credit Officer, who are non-voting members. The DLC is responsible for overseeing the Bank’s credit and lending strategies and objectives as well as approving loans over the credit authority of executive officers.

Community Reinvestment Act Committee (“CRA Committee”). Our CRA Committee currently consists of six non-executive directors, and eight non-directors, Ashley Chang, our Branch Administrator, Tsu Te Huang, our Director of Private Banking, Vincent Liu, our Chief Risk Officer, David Morris, our Interim President, Chief Executive Officer and Chief Financial Officer, Simon Pang, our Chief Strategy Officer~~,~~ Jeffrey Yeh, our Chief Credit Officer, and Mona Fontela, SVP/Director of Community Development. The CRA is responsible for monitoring the Bank’s CRA compliance.

Information Technology and Security Committee (“IT Committee”).  Our IT Committee currently consists of six non-executive directors; and five non-directors, Vincent Liu, our Chief Risk Officer, David Morris, our Interim President, Chief Executive Officer and Chief Financial Officer, and Simon Pang, our Chief Strategy Officer, Jeffrey Yeh, our Chief Credit Officer, and Erik Grier, our Chief Information Officer. The IT Committee is responsible for reviewing IT infrastructure, security, business continuity planning and vendor management.

Asset/Liability Committee (“ALCO”). Our ALCO currently consists of six non-executive directors, two voting non-directors, David Morris, our Interim President, Chief Executive Officer and Chief Financial Officer, and Jeffrey Yeh, our Chief Credit Officer; and four non-voting non-directors, Ashley Chang, our Branch Administrator, Tsu Te Huang, our Director of Private Banking, Vincent Liu, our Chief Risk Officer, and Simon Pang, our Chief Strategy Officer. The ALCO has responsibility for, among other things, monitoring the maturities and overall mix of the Company’s and the Bank’s interest rate sensitive assets and liabilities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of March 21, 2022, the Record Date for the Annual Meeting, pertaining to beneficial ownership of the Company's common stock by persons known to the Company to own five percent (5%) or more of such stock, current directors and nominees for election as directors, named executive officers of the Company, and all current directors and executive officers1 of the Company as a group. The information contained herein has been obtained from the Company's records and from information furnished directly by the individual or entity to the Company.

The table should be read with the understanding that more than one (1) person may be the beneficial owner or possess certain attributes of beneficial ownership with respect to the same securities.

Name and Address of Beneficial Owner (2)(3)	Title (1)	Common Stock Owned Directly	Options Vested and Exercisable (a)	Amount and Nature of Beneficial Ownership		Percent of Class (7)(8)	Options Unvested (b)	Options Granted (a+b)
Peter M. Chang	Director	610,717	—	610,717		3.08%	—	—
Ashley Chang	Branch Administrator	—	14,000	14,000		*	22,000	36,000
Wendell Chen	Director	79,208	41,013	120,221		*	—	41,013
Tsu Te Huang	Director of Private Banking	218,251	—	218,251		1.12%	—	—
James W. Kao	Chairman	413,876	—	413,876	(4)	2.13%	—	—
Christina Kao	Director	210,063	—	210,063	(4)	1.08%	—	—
Chie-Min (Christopher) Koo	Director	28,565	51,776	80,341		*	—	51,776
Alfonso Lau	Director	176,456	—	176,456		*	—	—
Joyce Wong Lee	Nominee director	—	—	—		*	—	—
Chuang-I (Christopher) Lin	Director	24,526	30,250	54,776		*	—	30,250
Feng (Richard) Lin	Director	483,125	51,776	534,901		2.74%	—	51,776
Ko-Yen Lin	Director	126,591	—	126,591		*	—	—
Paul Lin	Director	—	51,776	51,776		*	—	51,776
I-Ming (Vincent) Liu	Chief Risk Officer	51,572	—	51,572		*	—	—
David Morris	Interim President, Chief Executive Officer and Chief Financial Officer	13,776	39,813	53,589		*	3,000	42,813
Simon Pang	Chief Strategy Officer	16,652	—	16,652		*	—	—
Geraldine Pannu	Nominee director	—	—	—		*	—	—
Tammy Song	Former Executive Vice President and Chief Lending Officer	2,035	45,763	47,798		*	43,000	88,763
Yee Phong (Alan) Thian	Former Director, President and CEO	684,882	293,932	978,814	(5)	4.96%	—	293,932
Fui Ming (Catherine) Thian	Director	99,940	30,250	130,190		*	—	30,250
Jeffrey Yeh	Chief Credit Officer	52,855	—	52,855		*	—	—
Raymond Yu	Director	255,572	—	255,572		1.31%	—	—
Officers and Directors as a Group (20 in number)		3,548,662	650,349	4,199,011	(6)	20.89%	68,000	718,349

*	Indicates one percent or less.
(1)

As used throughout this document, the term “executive officer” means the President and Chief Executive Officer, the Executive Vice President and Chief Financial Officer, the Executive Vice President and Chief Credit Officer, the Executive Vice President and Chief Risk Officer, the Executive Vice President and Chief Strategy Officer, the Executive Vice President and Branch Administrator, the Executive Vice President and director of Private Banking, and the Executive Vice President and Chief Lending Officer.

(2)

Beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power, which includes the power to vote, or to direct the voting of such security; and/or (b) investment power, which includes the power to dispose, or to direct the disposition, of such security. Beneficial owner includes any person who has the right to acquire beneficial ownership of such security as defined above within 60 days of the Record Date.

(3)	The address for all persons who are either directors or officers of the Company is c/o RBB Bancorp, 1055 Wilshire Blvd. 12th floor, Los Angeles, California 90017.
(4)	The Kao family, which includes James W. Kao and Christina Kao, beneficially owns a total of 1,289,828 shares or 6.63%.
(5)

Includes investments of 222,875 shares by United Overseas Investment Inc. and 127,581 shares by Eastern Union Inc., corporations that are partially owned by Yee Phong (Alan) Thian with his brother, brother-in-law and sister. Yee Phong (Alan) Thian, his brother, brother-in-law and sister, United Overseas Investment Inc., Eastern Union Inc. and other family members beneficially own an aggregate basis 1,503,785 shares, or 7.60%, of the issued and outstanding shares of the Company.

(6)

Includes 650,349 vested options of 718,349 total stock options granted to the directors and officers under the Company’s stock option plan, which are or will be exercisable within 60 days of the Record Date.

(7)

For each person in this table, percentage ownership is calculated by dividing the number of shares of our common stock beneficially owned by such person by the amount of 19,453,941 shares of our common stock outstanding as of March 21, 2022, and the number of shares of our common stock issuable under options exercisable within 60 days of March 21, 2022.

(8)	There are no shareholders with 5% or more of the Company's outstanding common shares outstanding.
(9)	Mr. Thian resigned as a director, President and Chief Executive Officer on April 8, 2022.
(10)	Ms. Song resigned from the Company and Bank on February 15, 2022.

Principal Family Shareholders

We also determined beneficial ownership in accordance with Board of Governors of the Federal Reserve (the “Federal Reserve”) guidance which considers extended family members to be acting in concert even though the holdings of such families would not be reported as a “group” under SEC guidelines. The Thian, Chang and Kao families are considered controlling entities by the Federal Reserve. There are no formal written shareholder or voting agreements nor any informal arrangement or understanding among any of the family members with respect to their holdings of our common stock. The following table, as of March 21, 2022, indicates the beneficial ownership of each controlling family, as well as the beneficial ownership of certain other directors’ families, and each footnote indicates the family or business relationship included.

	Related Director(s)/	Related Director(s)/ Executive Officer	Family Holdings (1)	Total Holdings
Name	Executive Officer	Number	Number	Number	%
Chang family (2)	Peter M. Chang	610,717	823,161	1,433,878	7.37%
Kao family (3)	James W. Kao, Christina Kao	623,939	665,889	1,289,828	6.63%
Thian family (4)	Alan Thian, Catherine Thian	1,109,004	268,190	1,377,194	7.60%
	Total	2,343,660	1,757,240	4,100,900	21.60%

(1)	Family member holdings exclude those shares held by the related director(s) and/or executive officer of the Company.
(2)	The number of shares reported consists of (i) 610,717 shares held by Peter M. Chang individually, (ii) 367,092 shares held by Mr. Chang’s sister, and (ii) 456,069 shares held by Mr. Chang’s mother.
(3)

The number of shares reported consists of (i) 51,000 shares held by James Kao individually, (ii) 565,055 shares held jointly by Ruey-Chyr Kao (brother of James Kao) and his wife in a family trust, (iii) 84,065 shares held by James Kao's family, (iv) 210,063 shares held jointly by James Kao and his daughter, Christina Kao, (v) 181,438 held jointly by James Kao and Mr. Kao’s daughter, (vi) 181,438 shares held jointly by James Kao and Mr. Kao’s son, and (viii) 16,769 shares held individually by Mr. Kao’s daughter.

(4)

The number of shares reported consists of (i) 226,801 shares held by Alan Thian individually, (ii) 107,625 shares held by Mr. Thian’s wife, (iii) 293,932 shares that are subject to options awarded to Mr. Thian that are currently exercisable or are exercisable within 60 days of the Record Date; (iv) 89,177 shares held jointly by Catherine Thian and her husband, (v) 10,763 shares held by Catherine Thian individually, (vi) 30,250 shares that are subject to options awarded to Ms. Thian that are currently exercisable or are exercisable within 60 days of the Record Date, (vi) 130,190 shares held by the brother-in-law of Mr. Thian, (vii) 138,000 shares held by the nephew of Alan Thian and Catherine Thian, (viii) 222,875 shares held by United Overseas Investment Inc., and (ix) 127,581 shares held by Eastern Union Inc.

EXECUTIVE COMPENSATION

Our named executive officers for 2021, which consist of our principal executive officer and the Company’s two other most highly compensated executive officers, and two former officers are:

•	Alan Thian, former President and Chief Executive Officer
•	David R. Morris, Interim President, Chief Executive Officer and Chief Financial Officer,
•	Vincent Liu, Executive Vice President and Chief Risk Officer
•	Tammy Song, former Executive Vice President and Chief Lending Officer

Our other executive officers are:

•	Simon Pang, Executive Vice President, Chief Strategy Officer and Founder
•	Jeffrey Yeh, Executive Vice President and Chief Credit Officer
•	Tsu Te Huang, Executive Vice President and Chief Branch Administrator
•	Ashley Chang, Executive Vice President and Branch Administrator

Summary Compensation Table

The following table sets forth information regarding the compensation paid, awarded to, or earned for our fiscal years ended December 31, 2021 and 2020 for each of our named executive officers.

Name	Year	Salary	Bonus (1)	Option Awards	Restricted Stock Awards	All Other Compensation (2)	Total
Alan Thian (3)	2021	$1,080,000	$1,508,659	$—	$1,572,000	$126,387	$4,287,046
Former Chief Executive Officer and President	2020	1,080,000	1,586,969	—	—	114,500	2,781,469
David Morris	2021	362,000	150,000	—	—	18,338	530,338
Interim President, Chief Executive Officer and Chief Financial Officer	2020	350,000	170,000	41,525	—	18,175	579,700
Tammy Song (4)	2021	288,000	664,165	124,188	—	10,097	1,086,450
Former EVP and Chief Lending Officer	2020	252,000	123,689	130,706	—	6,069	512,464
Vincent (I-Ming) Liu	2021	320,400	150,000	—	—	22,078	492,478
EVP and Chief Risk Officer	2020	302,400	135,000	—	—	19,785	457,185

(1)	Includes $88,000 and $88,000 for Mr. Thian’s service as a director during 2021 and 2020, respectively.
(2)	“All Other Compensation” for the named executive officers during fiscal 2021 and 2020 is summarized below:
(3)	Effective April 8, 2022, Mr. Thian resigned from his positions as President and Chief Executive Officer of the Company and the Bank.
(4)	Effective February 15, 2022, Ms. Song resigned from her position as EVP and Chief Lending Officer of the Bank.

All Other Compensation 2021
Name	Perquisites (i)	Company 401(k) Match (ii)	Board Director Fee (iii)	BOLI Income (iv)	Total "All Other Compensation"
Alan Thian	$689	$13,000	$98,000	$14,698	$126,387
David Morris	3,867	9,971	—	4,500	18,338
Tammy Song	380	9,216	—	501	10,097
Vincent (I-Ming) Liu	2,673	13,000	—	6,405	22,078

(i)	Amount reflects use of a Bank-owned vehicle.
(ii)	Amount reflects Company matching contribution under the 401(k) Plan.
(iii)	Amount reflects Mr. Alan Thian Board director fees.
(iv)	Amount reflects BOLI reportable income.

General.  We compensate our named executive officers through a combination of base salary, annual bonuses, equity awards, and other benefits including perquisites. Our Compensation Committee believes the executive compensation packages that we provide to our executives, including the named executive officers, should include both cash and equity compensation that reward performance as measured against established corporate goals. Each element of compensation is designed to achieve a specific purpose and to contribute to a total package that is competitive with similar packages provided by other institutions that compete for the services of individuals like our named executive officers.  Although historically the Compensation Committee has not engaged the services of a compensation consultant, during the second quarter of 2021, the Compensation Committee engaged Pearl Meyer & Partners LLC to serve as the committee’s compensation consultant.

Base Salary.  The Compensation Committee reviews and approves base salaries of our named executive officers and establishes the compensation of our chief executive officer. In approving the base salary of each named executive officer, and establishing the base salary of our chief executive officers, the committee relied on market data provided by our internal human resources department and survey data from industry resources.  Salary levels are typically considered annually as part of our performance review process and upon a promotion or other change in job responsibility.

Bonus.  All staff are eligible for a bonus and the named executive officers who have employment agreements may receive bonuses subject to the Board’s sole discretion. Annual bonuses are approved by the Compensation Committee subject to the terms of the Company’s executive bonus policy.

Beginning in 2022, executive bonuses were paid 75% in cash and 25% in stock.  In January 2022 the Compensation committee added the following guide as to which performance goals to apply to each executive.

	Chief Executive Officer and Chief Financial Officer	Chief Risk Officer	Chief Security Officer	Chief Credit Officer	Chief Lending Officer	Private Banking	Branch Administration
Management	x	x	x	x	x	x	x
Leadership	x	x	x	x	x	x	x
Customer Relations	x	x	x	x	x	x	x
Earnings per Share	x
Revenue	x			x	x
Return on Assets	x
Return on Equity	x
Project Development			x
Strategic Plan			x
Audit Results		x
NPA / Total Assets		x		x
Loan Quality				x	x
Loan Growth					x
Deposit Growth						x	x
Average Cost of Core Deposits						x
Average Cost of Deposits							x

The following is the range for executive bonuses starting in 2022:  (i) CEO and president, 0-1.5 times salary, and (ii) executive vice president, 0-1.0 times salary.

Equity Awards.  The equity awards reflected in the table above all relate to stock option awards issued pursuant to our 2017 Omnibus Stock Incentive Plan (the “2017 Plan” or “OSIP”), which, as described more fully below, allows the Compensation  Committee to establish the terms and conditions of the awards, subject to the plan terms.  "Award" means any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares or Performance Units granted under the Plan.

Benefits and Other Perquisites

The named executive officers are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, disability and basic group life insurance coverage. We also provide our employees, including our named executive officers, with various retirement benefits. Our retirement plans are designed to assist our employees in planning for retirement and securing appropriate levels of income during retirement. The purpose of our retirement plans is to attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

Royal Business Bank 401(k) Profit Sharing Plan. The Royal Business Bank 401(k) Profit Sharing Plan, or the 401(k) Plan, is designed to provide retirement benefits to all eligible full-time and part-time employees of the Bank and its subsidiaries. The 401(k) Plan provides employees with the opportunity to save for retirement on a tax-favored basis. Named executive officers, all of whom were eligible during 2020, may elect to participate in the 401(k) Plan on the same basis as all other employees. Employees may defer 1% to 100% of their compensation to the 401(k) Plan up to the applicable IRS limit. We currently match employee contributions on the first 6% of employee compensation (50 cents for each $1). The Company match is contributed in the form of cash and is invested according to the employee’s current investment allocation. No discretionary profit sharing contribution was made to the 401(k) Plan for 2020 or 2019.

Bank Owned Life Insurance (“BOLI”) Policies. In 2012, the Bank purchased single premium BOLI policies for certain officers and directors of the Bank to provide additional life insurance benefits to the directors and officers and to use the income from the BOLI policies to offset benefit expenses. Further, the Bank benefits from any future death benefits paid out under these BOLI policies. The Bank entered into split dollar arrangements with all executive and senior officers and directors that were under the age of 70 to pay their beneficiaries a death benefit. The amount of the split dollar arrangement for executive officers was equal to five times the executive’s annual salary in 2012, three times the senior officer’s annual salary and $250,000 per director. In January 2017 and June 2021, the Bank purchased additional BOLI policies to increase the benefit to the executive and senior officers to December 31, 2016 salary levels and to add new officers that have joined the Bank since 2012. The directors also received an additional $150,000 in benefit. If the officer or director retires or is terminated, the split dollar arrangement terminates except in the case of change in control of the Company. The quantitative elements of the split dollar arrangement for our named executive officers are provided in the “--Summary Compensation Table.”

Health and Welfare Benefits. Our named executive officers are eligible to participate in our standard health and welfare benefits program, which offers medical, dental, vision, life, accident, and disability coverage to all of our eligible employees. We do not provide the named executive officers with any health and welfare benefits that are not generally available to our other employees, except for Mr. Thian and Mr. Morris who are entitled to an annual medical examination.

Perquisites. We provide our named executive officers with certain perquisites that we believe are reasonable and consistent with our overall compensation program to better enable us to attract and retain superior employees for key positions. The Compensation Committee periodically reviews the levels of perquisites and other personal benefits provided to named executive officers. Based on this periodic review, perquisites are awarded or adjusted on an individual basis. The perquisites received by our named executive officers in 2021 included the use of a Bank-owned or leased automobile.

Employment Agreements

We have entered into employment agreements with Messrs. Morris, Liu, Pang and Yeh, which generally describe the position and duties of each of these named executive officers, provide for a specified term of employment, describe base salary, bonus opportunity and other benefits and perquisites to which such named executive officer is entitled, if any, set forth the duties and obligations of each party in the event of a termination of employment prior to expiration of the employment term and provide us with a measure of protection by obligating these named executive officers to abide by the terms of restrictive covenants during the terms of their employment and thereafter for a specified period of time.

Mr. Morris. Our employment agreement with Mr. David Morris, dated as of April 12, 2017, as amended, provides for a term of three years, with an automatic renewal for successive one-year periods unless either party provides written notice of nonrenewal at least three months prior to the extension date. The agreement provides for an annual salary of $240,000, subject to periodic adjustment by our Board, stock options, discretionary bonus, reimbursement of automobile expenses, expense reimbursement and medical insurance coverage, salary continuation and other benefit plans. If Mr. Morris is terminated without cause, Mr. Morris would receive a severance payment in the amount of twelve (12) months of his then current salary. Following a change of control, if Mr. Morris’ employment is terminated by us or our successor, without cause, or Mr. Morris’ employment is materially adversely altered, Mr. Morris would receive a severance payment in the amount of six (6) months of his then current salary.  On October 20, 2021, the Board approved an amendment to Mr. Morris’s employment agreements to increase the change in control severence provision from six-months to one-year.

Mr. Liu. Our employment agreement with Mr. Vincent Liu, dated as of April 12, 2017, as amended, provides for a term of three years, with an automatic renewal for successive one-year periods unless either party provides written notice of nonrenewal at least three months prior to the extension date. The agreement provides for an annual salary of $240,000, subject to periodic adjustment by our Board, stock options, discretionary bonus, reimbursement of automobile expenses, expense reimbursement and medical insurance coverage, salary continuation and other benefit plans. If Mr. Liu is terminated without cause, Mr. Liu would receive a severance payment in the amount of twelve (12) months of his then current salary. Following a change of control, if Mr. Liu’s employment is terminated by us or our successor, without cause, or Mr. Liu's employment is materially adversely altered, Mr. Liu would receive a severance payment in the amount of six (6) months of his then current salary.  On October 20, 2021, the Board approved an amendment to Mr. Liu's employment agreement to increase the change in control severance provision from six-months to one-year.

Mr. Pang.  Our employment agreement with Mr. Simon Pang, dated as of April 12, 2017, as amended, provides for a term of three years, with an automatic renewal for successive one-year periods unless either party provides written notice of nonrenewal at least three months prior to the extension date. The agreement provides for an annual salary of $240,000, subject to periodic adjustment by our Board, stock options, discretionary bonus, reimbursement of automobile expenses, expense reimbursement and medical insurance coverage, salary continuation and other benefit plans. If Mr. Pang is terminated without cause, Mr. Pang would receive a severance payment in the amount of twelve (12) months of his then current salary. Following a change of control, if Mr. Pang’s employment is terminated by us or our successor, without cause, or Mr. Pang's employment is materially adversely altered, Mr. Pang would receive a severance payment in the amount of six (6) months of his then current salary.  On October 20, 2021, the Board approved an amendment to Mr. Pang's employment agreement to increase the change in control severance provision from six-months to one-year.

Mr. Yeh.  Our employment agreement with Mr. Jeffrey Yeh, dated as of April 12, 2017, as amended, provides for a term of three years, with an automatic renewal for successive one-year periods unless either party provides written notice of nonrenewal at least three months prior to the extension date. The agreement provides for an annual salary of $184,788, subject to periodic adjustment by our Board, stock options, discretionary bonus, reimbursement of automobile expenses, expense reimbursement and medical insurance coverage, salary continuation and other benefit plans. If Mr. Yeh is terminated without cause, Mr. Yeh would receive a severance payment in the amount of twelve (12) months of his then current salary. Following a change of control, if Mr. Yeh’s employment is terminated by us or our successor, without cause, or Mr. Yeh's employment is materially adversely altered, Mr. Yeh would receive a severance payment in the amount of six (6) months of his then current salary.  On October 20, 2021, the Board approved an amendment to Mr. Yeh's employment agreement to increase the change in control severance provision from six-months to one-year.

RBB Bancorp 2017 Omnibus Stock Incentive Plan

General. The OSIP was adopted by our Board of Directors on January 18, 2017 and approved by our shareholders at our 2017 annual meeting. The OSIP was designed to ensure continued availability of equity awards that will assist the Company in attracting and retaining competent managerial personnel and rewarding key employees, directors and other service providers for high levels of performance. Pursuant to the OSIP, the Board of Directors is allowed to grant awards to eligible persons in the form of qualified and non-qualified stock options, restricted stock, restricted stock units, stock appreciation rights and other incentive awards. Up to 3,848,341 shares of common stock were initially available for issuance under the OSIP.  Subject to shareholder approval, as described in Proposal 4 below, the OSIP was amended in January 2022 to provide for restricted stock units.  As of the March 22, 2021 Record Date, 987,045 shares remained available for issuance under the OSIP.  Awards vest, become exercisable and contain such other terms and conditions as determined by the Board of Directors and set forth in individual agreements with the employees receiving the awards.  The OSIP enables the Board of Directors to set specific performance criteria that must be met before an award vests. The OSIP allows for acceleration of vesting and exercise privileges of grants if a participant’s termination of employment is due to a change in control, death or total disability. If a participant’s job is terminated for cause, then all unvested awards expire at the date of termination.

The amendments and restatements to the 2017 OSIP added the definition of “stock unit”, which is an award granted under Section 8 (of the Plan) denominated in units of common stock, with further definitions of the unit restriction period, unit vesting condition, quality performance criteria, payment and other criteria.  The Board may grant other awards payable in shares as it determined in the best interests of the Company.

Eligibility. All employees and directors of, and consultants of, the Company and its subsidiaries are eligible to become participants in the OSIP, except that non-employees may not be granted incentive stock options. The Board of Directors will determine the specific individuals who will be granted awards under the OSIP and the type and amount of any such awards.

Options. The Board of Directors may grant incentive stock options and non-qualified stock options to purchase stock at an exercise price determined under the award. Each stock option must be granted pursuant to an award agreement setting forth the terms and conditions of the individual award. Awards of stock options may expire no later than 10 years from the date of grant.

The exercise price of an option generally may not be less than the fair market value of Company common stock on the date the option is granted. The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to the Company as consideration for the grant of a replacement option with a lower exercise price, except as approved by the Company’s shareholders, or as adjusted for corporate transactions described above.

Options awarded under the OSIP will be exercisable in accordance with the terms established by the Board of Directors. Any incentive stock option granted under the OSIP that does not qualify as an incentive stock option will be deemed to be a non-qualified stock option and the Board of Directors may unilaterally modify any incentive stock option to disqualify it as an incentive stock option. The full purchase price of each share of stock purchased upon the exercise of any option must be paid at the time of exercise of an option. Except as otherwise determined by the Board of Directors, the purchase price of an option may be paid in cash, by personal, certified or cashiers’ check, in shares of Company common stock (valued at fair market value as of the day of exercise), by restricted shares, by a cashless exercise providing for deferred payment of the purchase price or by other property deemed acceptable or a combination thereof.

Stock Appreciation Rights. Stock appreciation rights entitle the participant to receive cash and/or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds a base price established by the Board of Directors. The base price for a stock appreciation right generally may not be less than the fair market value of the stock on the date the stock appreciation right is granted. Stock appreciation rights will be exercisable in accordance with the terms established by the Board of Directors.

Stock Awards. A stock award is a grant of shares of Company common stock or a right to receive shares of Company common stock (or an equivalent amount of cash or a combination of both) in the future. Such awards may include, but are not limited to, bonus shares, stock units, performance shares, performance units, restricted stock, deferred shares or restricted stock units or any other equity-based award as determined by the Board of Directors.

Restricted Stock Units.  Refers to a form of compensation issued by the Company to an employee in the form of company shares. Restricted stock units (“RSUs”) are issued to employees through a vesting plan and distribution schedule after they achieve required performance milestones or upon remaining with their employer for a particular length of time. RSUs give employees interest in company stock but no tangible value until vesting is complete. The RSUs are assigned a fair market value when they vest. They are considered income once vested, and a portion of the shares is withheld to pay income taxes. The employee receives the remaining shares and can sell them at their discretion.

The specific conditions, including the performance measures, performance objectives or period of service requirements that may apply to stock awards are set by the Board of Directors in its discretion.

Forfeiture. Unless specifically provided to the contrary in an award agreement, upon notification of termination of employment for cause, in the case of employees, and termination of service for cause, in the case of non-employee directors or other service providers, any outstanding award held by such employee, non-employee director or service provider will terminate immediately, the award will be forfeited and the participant will have no further rights thereunder.

Change in Control. Unless otherwise provided in an award agreement, upon the occurrence of a change in control of the Company (as defined in the OSIP or the individual award agreements), all outstanding stock options and stock appreciation rights held by a participant will become fully exercisable and all stock awards or cash incentive awards held by a participant will become fully earned and vested. In the event an award constitutes “deferred compensation” for purposes of Section 409A of the Revenue Code, and the settlement or distribution of benefits under such award are triggered by a change in control, such settlement or distribution will be subject to the change in control also constituting a “change in control event” under Section 409A of the Revenue Code.

Amendment and Termination. The OSIP will remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted after the 10-year anniversary of the date upon which it is approved by the shareholders of the Company. The Company generally reserves the right to amend or terminate the OSIP at any time, except that the OSIP may not be amended without the approval of the Company’s shareholders to permit:

•	a material increase in the benefits accruing to participants under the OSIP;
•	an increase of the 3,848,341 shares of stock that may be issued under the OSIP; or
•	a material modification of the requirements for participation;

provided, however, that the OSIP may be amended at any time to conform to any present or future law, including but not limited to amendments to the OSIP or outstanding awards in order to comply with, or to avoid the application of, Section 409A of the Revenue Code, and related regulations promulgated thereunder.

U.S. Federal Income Tax Treatment. Under present U.S. federal income tax laws, awards granted under the OSIP generally should have the following tax consequences:

Non-Qualified Stock Options. The grant of a non-qualified option generally will not result in taxable income to the participant. The participant generally will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option generally will not result in taxable income to the participant. The exercise of an incentive stock option generally will not result in taxable income to the participant provided that the participant was (without a break in service) an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is “disabled,” as that term is defined in the Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price generally will be an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such shares, any amount realized in excess of the exercise price generally will be taxed to the participant as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant generally will realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company generally will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount generally will be capital gain. If the amount realized is less than the exercise price, the participant generally will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Stock Appreciation Rights. The grant of a stock appreciation right generally will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the fair market value of shares received generally will be taxable to the participant as ordinary income and the Company will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards. A participant who has been granted a stock award generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. federal income tax purposes and the participant has not filed a Revenue Code Section 83(b) election to be taxed at the time of grant. Upon the later of delivery or vesting of shares subject to an award (or the filing of a Revenue Code Section 83(b) election), the participant generally will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting (or the filing of a Revenue Code Section 83(b) election). Dividends paid to the participant during the restriction period, if so provided, generally will also be compensation income to the participant and the Company will be entitled to a corresponding deduction. In the case of stock awards settled in cash, the participant generally will realize taxable income at the time the cash is distributed and the Company will be entitled to a corresponding deduction.

Restricted Stock Units.  Refers to a form of compensation issued by the Company to an employee in the form of company shares. Restricted stock units (“RSUs”) are issued to employees through a vesting plan and distribution schedule after they achieve required performance milestones or upon remaining with their employer for a particular length of time. RSUs give employees interest in company stock but no tangible value until vesting is complete. The RSUs are assigned a fair market value when they vest. They are considered income once vested, and a portion of the shares is withheld to pay income taxes. The employee receives the remaining shares and can sell them at their discretion.

Cash Incentive Awards. A participant generally will realize taxable income at the time the cash incentive award is distributed and the Company will be entitled to a corresponding deduction.

Withholding of Taxes. All distributions under the OSIP are subject to withholding of all applicable taxes and the Board of Directors may condition the delivery of any shares or other benefits under the OSIP on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Board of Directors, such withholding obligations generally may be satisfied through cash payment by the participant, through the surrender of shares of Company stock that the participant already owns or through the surrender of shares of Company stock to which the participant is otherwise entitled under the OSIP.

RBB Bancorp 2010 Stock Option Plan

Under the terms of the Company's 2010 Stock Option Plan, officers and key employees were eligible to receive both nonqualified and incentive stock options and directors and organizers, who were not also an officer or employee, were eligible to receive only nonqualified stock options. The Plan provided for options to purchase up to 30 percent of the outstanding common stock at a price not less than 100 percent of the fair market value of the stock on the date of the grant. Stock options granted pursuant to the 2010 Stock Option plan expire no later than ten years from the date of the grant and generally vest over three years. This 2010 Plan was replaced at the Company’s 2017 annual meeting of shareholders on May 23, 2017, with the OSIP.

Outstanding Equity Awards at Fiscal Year End

The following table provides information for each of our named executive officers regarding outstanding stock options held by the officers as of December 31, 2021. Market values are presented as of the end of 2021 (based on the assumed per share fair market value of our common stock on December 31, 2021) for outstanding stock awards, which include 2021 grants and prior-year grants.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
Alan Thian	10,763	—	11.15	5/16/2022	—		—
	242,156	—	11.15	1/1/2023	—		—
	10,763	—	11.15	5/15/2023	—		—
	10,250	—	13.21	5/21/2024	—		—
	10,000	—	17.08	5/20/2025	—		—
	10,000	—	18.25	5/17/2026	—		—
					60,000	(3)	$1,572,000
David Morris	33,813	—	11.15	1/1/2023	—		—
	3,000	6,000	20.55	1/21/2030	—		—
I-Ming (Vincent) Liu	—	—	—		—		—
Tammy Song	3,229	—	11.15	1/1/2023	—		—
	5,381	—	11.15	7/1/2023	—		—
	2,153	—	13.21	1/1/2024	—		—
	6,000	—	18.25	1/1/2026	—		—
	2,000	1,000	18.38	1/23/2029	—		—
	3,000	6,000	20.55	1/23/2030	—		—
	10,000	20,000	13.33	7/15/2030	—		—
	—	30,000	17.74	1/21/2031	—		—

(1)

All awards in this column that remain subject to vesting, vest in 33.33% increments on the first, second and third anniversary of the date of grant. These equity awards are accelerated and vest in full upon a change in control of the Company.

(2)	Market value is determined using the December 31, 2021 closing price of the Company’s common stock of $26.07 per share.
(3)	On January 21, 2021, Mr. Thian was granted 60,000 shares of restricted stock which vest in 33.33% increments on the first, second and third anniversary of the date of grant.
(4)	Effective April 8, 2022, Mr. Thian resigned from his positions as President and Chief Executive Officer of the Company and the Bank.

Delinquent Section 16(a) Reports

Pursuant to Section 16(a) of the Exchange Act and the related rules and regulations, our directors and executive officers and any beneficial owners of more than 10% of any registered class of our equity securities, are required to file reports of their ownership, and any changes in that ownership, with the SEC. Based solely on our review of copies of these reports and on written representations from such reporting persons, we believe that during 2021, all such persons filed all ownership reports and reported all transactions on a timely basis.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Policies and Procedures Regarding Related Party Transactions

We have adopted written policies to comply with regulatory requirements and restrictions applicable to us, including Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates) and the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors and principal shareholders).

In addition, our Board of Directors has adopted a written policy governing the approval of related party transactions that complies with all applicable requirements of the SEC and the Nasdaq Stock Market concerning related party transactions. A related party transaction is a transaction, arrangement or relationship or a series of similar transactions, arrangements or relationships in which the amount involved exceeds $120,000, in which we or the Bank participates (whether or not we or the Bank is a direct party to the transaction), and in which our or any of the Bank’s directors, nominees to become a director, executive officers or employees or any of his or her immediate family members or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest has a direct or indirect material interest; or in which any person who is the beneficial owner of more than 5% of our voting securities or a member of the immediate family of such person has a direct or indirect material interest.

Our related party transaction policy is administered by our Audit Committee. This policy requires the Audit Committee to ensure that we maintain an ongoing review process for all related party transactions for potential conflicts of interest and requires that our Audit Committee pre-approve any such transactions or, if for any reason pre-approval is not obtained, to review, ratify and approve or cause the termination of such transactions. Our Audit Committee evaluates each related party transaction for the purpose of determining whether the transaction is fair, reasonable and permitted to occur under our policy, and should be pre-approved or ratified. Relevant factors considered relating to any approval or ratification include the benefits of the transaction to us, the terms of the transaction and whether the transaction will be or was on an arm’s-length basis and in the ordinary course of our business, the direct or indirect nature of the related party’s interest in the transaction, the size and expected term of the transaction and other facts and circumstances that bear on the materiality of the related party transaction under applicable law and listing standards. At least quarterly, management will provide our Audit Committee with information pertaining to related party transactions. Related party transactions entered into, but not approved or ratified as required by our policy concerning related party transactions, will be subject to termination by us or the Bank, if so directed by our Audit Committee or our Board, taking into account factors as deemed appropriate and relevant.

Ordinary Banking Relationships

Certain of our officers, directors and principal shareholders, as well as their immediate family members and affiliates, are customers of, or have or have had transactions with us in the ordinary course of business. These transactions include deposits, loans and other financial services related transactions. Related party transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. Any loans we originate with officers, directors and principal shareholders, as well as their immediate family members and affiliates, are approved by our Board of Directors in accordance with the bank regulatory requirements.

As of December 31, 2021, our officers and directors as well as their immediate families and affiliated companies, taken as a group, were indebted directly and indirectly to us in the amount of $8.4 million, while deposits from this group totaled $57.6 million. As of December 31, 2021, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans. We expect to continue to enter into transactions in the ordinary course of business on similar terms with our officers, directors and principal shareholders, as well as their immediate family members and affiliates.

Related Party Transactions

Other than the compensation arrangements with directors and executive officers described in “Executive Compensation” and the ordinary banking relationships described above, none of our directors, executive officers or beneficial holders of more than five percent of our capital stock, or their immediate family members or entities affiliated with them, had or will have a direct or indirect material interest, in any transactions since January 1, 2017, to which we have been a party in which the amount involved exceeded or will exceed $120,000.

Certain Transactions

Other Transactions. It is anticipated that the executive officers and directors of the Company, and the companies with which they are associated, will have banking transactions with the Bank in the ordinary course of business. It is the firm intention of the Board of Directors that any loans and commitments to loans included in such transactions will be made in accordance with applicable laws and on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with persons of similar creditworthiness that are not affiliated with the Bank, and in the opinion of management, these transactions do not involve more than a normal risk of collectability or present other unfavorable features. The aggregate limit that the Bank may lend to its insiders as a class is not greater than the Bank’s unimpaired capital and unimpaired surplus. As of December 31, 2021, the Bank had extensions of credit to its directors together with their associates in the aggregate totaling approximately $8.4 million representing approximately 1.48% of the Bank’s equity capital as of that date. There were no Company loans to any insider of the Company.

There were no transactions during 2020 to which the Bank was a party, in which the amount involved exceeded the lesser of $120,000 or 1% of the average of the Bank’s total assets at year end for each of the last three completed fiscal years, and in which any director (or nominee for director) of the Bank, executive officer of the Bank, any shareholder owning of record or beneficially 5% or more of the Company’s common stock, or any member of the immediate family of any of the foregoing persons, had a direct or indirect material interest.

Indebtedness of Management. Some of the current directors and executive officers of the Company and the companies with which they are associated have been customers of, and have had banking transactions with the Bank in the ordinary course of the Bank’s business. The Bank expects to continue to have such banking transactions in the future. All loans and commitments to lend included in such transactions have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons of similar creditworthiness, and in the opinion of management of the Company, have not involved more than the normal risk of repayment or presented any other unfavorable features.

It is possible that, on the basis of sound business practices and subject to the approval of the Company's Board of Directors, the Bank may select companies owned, operated or controlled by directors to provide certain products and services to the Company. Any such purchases or transactions shall be made on reasonably competitive terms and prices and in accordance with applicable laws and regulations.

Indemnification. The Company’s Articles provide that a director of the Company will not incur any personal liability to the Company, the Bank, or its shareholders for monetary damages for certain breaches of fiduciary duty as a director. A director's liability, however, is not eliminated with respect to (i) any breach of the duty of loyalty, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) paying a dividend or approving a stock repurchase which is illegal under certain provisions of state law, or (iv) any transaction from which the director derived an improper personal benefit. The Company’s Articles and Bylaws also provide, among other things, for the indemnification of the Company’s directors, officers and agents, and authorize the Company’s Board of Directors to pay expenses incurred by, or to satisfy a judgment or fine rendered or levied against, such agents in connection with any personal legal liability incurred by the individual while acting for the Company within the scope of his or her employment (subject to certain limitations). It is the policy of the Company’s Board of Directors that the Company’s directors, officers and agents shall be indemnified to the maximum extent permitted under applicable law and the Company’s Articles and Bylaws, and management has obtained director and officer liability insurance covering all of the Company’s officers and directors.

PROPOSAL 2:

TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) companies must provide their shareholders with the opportunity to cast an advisory vote to approve named executive officer compensation, commonly referred to as a “Say-on-Pay” vote, at least once every three years. In a vote held at the 2018 Annual Meeting of Shareholders, our shareholders voted in favor of holding Say-on-Pay votes annually.

The Board believes that the Company’s compensation policies and procedures are appropriately aligned with the long-term interest of its shareholders. The Board also believes that both the Company and shareholders benefit from responsive corporate governance policies and constructive and consistent dialogue.

This Say-on-Pay proposal gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program through the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

As described in detail in this Proxy Statement, we intend for our compensation program to align the interests of our executive officers with those of the shareholders by rewarding performance for implementing the Company’s various strategies, with the ultimate goal of improving long-term shareholder value. We evaluate both performance and compensation to ensure that we maintain our ability to attract and retain employees in key positions, and to ensure that compensation provided to key employees keeps these employees focused on franchise value creation. Our compensation program includes:

•	base salary;
•	annual cash incentive awards;
•	long-term equity incentive awards;
•	retirement plans and other benefits; and
•	other executive benefits, such as perquisites and severance benefits.

Vote Required

Your vote on this proposal is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, the Compensation, Nominating and Corporate Governance Committee will consider the vote of our shareholders on this proposal when determining the nature and scope of future executive compensation programs.

The affirmative vote of a majority of the shares present in person or represented by proxy and voting at the Annual Meeting is required to approve, on a non-binding advisory basis, our 2021 compensation of our named executive officers, which is described in this Proxy Statement, provided that such shares also constitute at least a majority of the required quorum. Abstentions and “broker non-votes” are not counted in determining whether the affirmative vote constitutes a majority of the shares present or represented and voting at the Annual Meeting but could affect whether this proposal is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

The Board of Directors unanimously recommends that shareholders vote FOR approval of the compensation of the Company’s named executive officers.

PROPOSAL 3:

RATIFICATION OF THE APPOINTMENT OF EIDE BAILLY LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

In December 2021, the Audit Committee of the Board considered the qualifications and experience of Eide Bailly LLP, and, in consultation with the Board, appointed them as independent auditors for the Company for the current fiscal year, which ends December 31, 2022. Although ratification of our independent auditors by shareholders is not required by law, the Audit Committee and Board desire to obtain the shareholders’ ratification of such appointment. If ratification of Eide Bailly LLP as our independent auditors is not approved by shareholders, the matter will be referred to the Audit Committee for further review.

On July 22, 2019, our prior auditor Vavrinek, Trine, Day & Co. LLP merged with and into Eide Bailly LLP. This was described in our Current Report on Form 8-K, filed on July 25, 2019.

We anticipate that a representative of Eide Bailly LLP will be present at the Annual Meeting and available to respond to appropriate questions and to make a statement if he or she so desires.

Vote Required

The affirmative vote of a majority of the shares present or represented by proxy and voting at the Annual Meeting is required to ratify the appointment of Eide Bailly LLP as our independent auditors for the fiscal year ending December 31, 2022, provided that such shares also constitute at least a majority of the required quorum. Abstentions are not counted in determining whether the affirmative vote constitutes a majority of the shares present or represented and voting at the Annual Meeting but could affect whether this proposal is approved because they do not count as affirmative votes in determining whether the shares voting affirmatively on the proposal constitute at least a majority of the required quorum. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.

The Board of Directors unanimously recommends that you vote FOR ratification of the appointment of Eide Bailly LLP as our independent auditors for the fiscal year ending December 31, 2022.

Principal Accounting Fees and Services

The following table presents fees billed or to be billed for professional audit services rendered by Eide Bailly LLP for the audits of our annual financial statements for the fiscal years ending December 31, 2021 and 2020 and for other services rendered by Eide Bailly LLP.

	2021	2020
Audit fees (1)	$474,900	$462,000
Audit related fees (2)	10,500	14,500
Tax fees (3)	55,550	49,900
All other fees	98,485	—
Total	$639,435	$526,400

(1)	Audit fees consist of the aggregate fees of Eide Bailly LLP and its predecessor Vavrinek, Trine, Day & Co. LLP in connection with the audit of the annual consolidated financial statements.
(2)	Audit related fees consist of the 401(k) audit.
(3)	Tax services included preparation of tax returns and tax payment planning services, as well as fees related to other tax advice, tax consulting and planning.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

In 2021, 100% of Audit, Audit-Related and Tax Fees were pre-approved by the Audit Committee.

PROPOSAL 4 — APPROVAL OF AMENDED AND RESTATED 2017 OMNIBUS STOCK INCENTIVE PLAN

On January 19, 2022, the Board of Directors approved the Amended and Restated RBB Bancorp 2017 Stock Incentive Plan (the “2017 Plan”) in order to provide for the grant of restricted stock units. Thereafter, the Company granted 39,497 restricted stock units to directors and officers of the Company and Royal Business Bank, subject to the approval of the 2017 Plan by the shareholders of the Company.

The 2017 Plan is aimed to foster and promote the long-term financial success of the Company and the interests of its shareholders by (a) motivating superior performance through performance-related incentives, (b) encouraging and providing for the acquisition of an ownership interest in Company, and (c) enabling the Company to attract and retain the services of outstanding employees, advisors, consultants and non-employee directors upon whose judgment, interest, and special efforts the successful conduct of its operations is largely dependent. If the proposed amendment to the 2017 Plan is not approved by our shareholders, the amendments will not be adopted and we will continue to operate under the existing 2017 Omnibus Stock Incentive Plan until its expiration in 2027, and thereafter, we would not be able to grant equity to any of our employees or our Board under the 2017 Omnibus Stock Incentive Plan until a new Omnibus Stock Incentive Plan is adopted by the Board and the Company’s shareholders.

Stockholder approval of the 2017 Plan is required (i) for purposes of complying with the stockholder approval requirements for listing our Shares on Nasdaq, and (ii) to comply with the incentive stock options rules under Section 422 of the Internal Revenue Code (the “Code).

As of March 21, 2022, the 2017 Plan is authorized to issue 3,848,341 shares, of which 994,047 were available for grant thereunder. The Company has granted in the aggregate under the 2017 Plan 2,972,556 awards, including 39,497 restricted stock units, subject to shareholder approval of proposed amendments to the 2017 Plan that would authorize restricted stock units. The 2017 Plan authorization of 3,848,341 shares represent a maximum overhang of approximately 4.90% based on outstanding common shares as of March 21, 2022. The Company calculates “overhang” as the total of (a) shares underlying outstanding awards plus shares available for issuance under future equity awards (i.e., shares pursuant to future potential grants under the 2017 Plan), divided by (b) the total number of shares outstanding, shares underlying outstanding awards and shares available for issuance under future equity awards. As of March 21, 2022, the fair market value of a share of the Company’s common stock was approximately $373.3 million (excluding beneficial owners).

Best Practices

The 2017 Plan submitted for approval reflects current practices in equity incentive plans that we consider best practices, such as:

• Oversight. The 2017 Plan is administered by our Board.

• No Evergreen Feature. The number of authorized shares under the 2017 Plan is fixed at 3,848,341 shares, which was approved by the Company’s shareholders in 2017. The 2017 Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.

• Annual Limit on Awards. The 2017 Plan establishes a maximum of 125,000 shares that may be awarded to any participant in any one calendar year.

• Conservative Share Reuse Provision. Shares subject to an award under the 2017 Plan will not be available for reuse if such shares are delivered or withheld to satisfy any tax withholding obligation, or not issued upon the settlement of an award.

• No Discounted Stock Options or Stock Appreciation Rights. Stock options and stock appreciation rights must have an exercise price equal to or greater than fair market value of our common stock on the date of grant.

• No Re-Pricing of Stock Options or Stock Appreciation Rights. Re-pricing stock options and stock appreciation rights is prohibited without stockholder approval, including by exchange for cash or a new or different award type.

The following summary of the principal features of the 2017 Plan is qualified by reference to the terms of the 2017 Plan, a copy of which is attached as Exhibit 99.2 to the Form 8-K filed on January 24, 2022.

Description of Proposed Changes to the Original 2017 Stock Incentive Plan

The primary changes to the original 2017 Stock Incentive Plan are to provide for the award of restricted stock units under the 2017 Plan, and to make conforming changes throughout the 2017 Plan, including the adoption of forms of award agreements to be used for restricted stock units awarded to our employees and our directors.  Our Board believes that having the ability to award restricted stock units is consistent with current market practices and allows the Board and the Compensation Committee to provide for equity incentive awards that continue to align the long term interests of our directors and management team with those of our shareholders.

Description of the 2017 Plan

The 2017 Plan provides for the direct award of shares of common stock (including restricted shares), the award of restricted stock units and stock appreciation rights, the award of performance shares and the grant of incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and nonstatutory stock options to purchase common stock that do not qualify for such treatment under the Code. All employees, including officers, of the Company or any subsidiary, non-employee directors of the Company and any adviser or consultant who performs services for the Company or any subsidiary are eligible to purchase shares of common stock and to receive awards of shares, restricted shares, performance shares, restricted stock units or stock appreciation rights or grants of nonstatutory stock options.

Administration

The 2017 Plan is administered by the Board of Directors. Subject to the limitations set forth in the 2017 Plan, the Board has the authority to determine, among other things, to whom awards will be granted and the terms and conditions of any such awards. The Board may establish different terms and conditions for different awards and different participants.

Maximum Shares and Award Limits

Subject to stockholder approval at the Annual Meeting, the maximum number of shares of common stock reserved for issuance under the 2017 Plan is 3,848,342 shares. Any shares of common stock subject to an award which for any reason expires without having been exercised, is cancelled or terminated, or otherwise is settled without the issuance of any common stock under the 2017 Plan if so forfeited, cancelled, terminated, or expired after the effective date of the 2017 Plan shall again be available for grant under the 2017 Plan. In addition, any shares of common stock otherwise issuable in respect of any award that are withheld to cover taxes will be treated as having been issued under the 2017 Plan and not available for future grants and the gross number of shares of common stock issued in respect of stock-settled stock appreciation rights and net-exercised options will be deemed issued under the 2017 Plan.

Under the 2017 Plan, the maximum amount of stock awards granted to a participant during a single calendar year shall not exceed 125,000 shares.

Under the 2017 Plan, incentive stock options may be granted for up to 3,070,923 shares.

The 2017 Plan participants who receive shares of common stock at the time of grant of an award will be entitled to receive all dividends and other distributions paid with respect to those shares, provided that all such dividends or distributions, whether paid in cash or shares of common stock, will be subject to the same forfeiture restrictions and restrictions on transferability as apply to the shares of common stock subject to such awards on which such dividends or distributions were paid. To the extent that shares of common stock are not issued at the time of grant of an award, the Board shall determine whether the participant shall receive dividend equivalents in respect of the shares subject to the award, and any such dividend equivalents payable in cash or shares of common stock shall be subject to the same forfeiture restrictions as apply to the shares subject to the award. No dividends or dividend equivalents shall relate to shares of common stock underlying an option or a stock appreciation right.

Minimum Vesting Requirement

Awards granted under the 2017 Plan shall shall vest as determined by the Board of Directors, provided that any substitute awards upon a merger, stock purchase or other transaction shall not be subject to such minimum vesting requirements. The minimum vesting requirement will not limit the Board’s discretion to provide for accelerated exercisability or vesting of an award, including in the cases of death, disability, or a Change of Control.

Options

Options granted under the 2017 Plan may be of two types: (i) incentive stock options and (ii) nonstatutory stock options. The terms of any grants of options under the 2017 Plan will be set forth in an option agreement to be entered into between the Company and the recipient. The compensation committee will determine the terms and conditions of such option grants, which need not be identical. Options may provide for accelerated exercisability in the event of the award recipient’s death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the award recipient’s service or upon the occurrence of certain other events.

The exercise price of each option will be set by the Board, subject to the following limits. The exercise price of an incentive stock option or nonstatutory stock option cannot be less than 100% of the fair market value of a share of common stock on the date the option is granted (110% for an incentive stock option if the recipient is a more-than-10% stockholder). The maximum period in which an option may be exercised will be fixed by the Board and included in each option agreement but cannot exceed ten years (five years for an incentive stock option if the recipient is a more-than-10% stockholder). In addition, no option recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant) in excess of $100,000. Payment of the exercise price for the exercise of a stock option may be made in cash, by exchanging shares of common stock previously owned by the optionee, pursuant to a “cashless exercise” procedure authorized by the Board, or in accordance with any other procedure or arrangement approved by the Board.

In the event of an optionee’s termination of service by reason of death or disability, any options granted to such optionee shall become exercisable the earlier of the expiration of the option or within one year following such termination unless otherwise set forth in the terms of the award agreement. In the event of an optionee’s termination of service by reason of retirement, any vested option granted to such optionee shall become exercisable the earlier of the expiration of the option or within three years following such retirement unless otherwise set forth in the terms of the award agreement. In the event of an optionee's termination of service for cause, any options granted to such optionee shall expire at the time of notification of such termination and shall not be exercisable thereafter, unless within 30 days after such termination, the Board reinstates the option. In the event of such reinstatement, the participant may exercise the option only to such extent, for such time, and upon such terms and conditions as in the case of a participant whose status as a participant had been terminated for a reason other than cause, disability or death. In the event a participant’s employment is terminated by the Company other than due to death, disability, for cause, any options granted to such participant which are exercisable on the date of such termination may be exercised at any time the earlier of the expiration of the option or within 90 days following such termination unless otherwise set forth in the terms of the award agreement.

Restricted Stock

The terms of any awards of restricted stock under the 2017 Plan will be set forth in a restricted stock agreement to be entered into between the Company and the recipient. The Board will determine the terms and conditions of the restricted stock agreements, which need not be identical. Award recipients who are granted restricted stock may exercise full voting rights and other rights as a stockholder with respect to those shares.

Restricted Stock Units

The 2017 Plan is hereby proposed to be amended to provide for restricted stock units. The terms of any awards of restricted stock units under the 2017 Plan will be set forth in a restricted stock unit agreement to be entered into between the Company and the recipient. The Board will determine the terms and conditions of the restricted stock unit agreements, which need not be identical. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the stock units have vested, and recipients of restricted stock units will not have any rights as a stockholder prior to the actual of issuance of any common stock upon settlement.

Stock Appreciation Rights

The terms of any awards of stock appreciation rights under the 2017 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Board shall determine the term of each stock appreciation right granted, but in no event shall any such stock appreciation right be exercisable for more than ten (10) years after the date on which it is granted. Stock appreciation rights may be granted in tandem with an option, or may be granted on a freestanding basis. Unless otherwise determined by the Board, the terms and conditions applicable to stock appreciation rights granted in tandem with an option shall be substantially identical to the terms and conditions applicable to the tandem options and the terms and conditions applicable to freestanding stock appreciation rights shall be substantially identical to the terms and conditions that would have been applicable were the grant of the stock appreciation rights a grant of options. Stock appreciation rights granted in tandem with an option may only be exercised upon the surrender of the right to exercise such option for an equivalent number of shares and may be exercised only with respect to the shares of common stock for which the related option is then exercisable. Upon exercise of the stock appreciation right, the holder is entitled to receive payment in cash, shares of common stock or a combination thereof equal to the excess of the fair market value on the date of the stock appreciation right is exercised over the fair market value on the date the stock appreciation right is granted.

Performance Shares and Performance Units

The terms of any awards of performance shares under the 2017 Plan will be set forth in an agreement to be entered into between the Company and the recipient. The Board will determine the terms, conditions and restrictions of any such agreements, which need not be identical. Performance shares and performance units give an award recipient the right to acquire a specified number of shares of common stock, cash, or a combination of common stock and cash, at a future date, based on performance criteria set forth in the award agreement. Performance shares and performance units become earned, in whole or in part, based on the attainment of the specified performance criteria or the occurrence of certain events, including a change in control. The Board may, at the time of the grant, condition payment of the performance shares or performance units on the completion of a minimum period of service or other conditions. Unless otherwise determined by the Board, in the event of a termination of service during a performance period for any reason, all of a participant's rights to performance shares and performance units related to such performance period shall be immediately forfeited and cancelled as of the date of such termination.

Deferred Shares

An award of deferred shares granted under the 2017 Plan represents the right to receive a specific number of shares at the end of a specified deferral period. Any grant of deferred shares may be further conditioned upon the attainment of performance objectives. The grant may provide for the early termination of the deferral period in the event of a change in control of the Company or similar event. During the deferral period, the participant is not entitled to vote or receive dividends on the shares subject to the award, but the Board may provide for the payment of dividend equivalents on a current or deferred basis. The grant of deferred shares may be made without any consideration from the participant other than the performance of future services.

Other Stock-Based Awards

The Board may grant other types of equity-based and equity-related awards in addition to options, restricted stock, restricted stock units, performance shares, performance units, stock appreciation rights and deferred shares. The terms of any other stock-based awards will be set forth in an agreement to be entered into between the Company and the recipient. The Board will determine the terms, conditions and restrictions of any such agreement, which need not be identical.

Transferability of Awards

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than to family members or an affiliated entity in accordance with such terms and conditions as the Board shall determine.

Amendment and Termination

The Board of Directors may amend, modify, suspend, or terminate the 2017 Plan at any time. However, any amendment to (i) increase the number of shares available for issuance under the 2017 Plan, (ii) increase the number of shares issued upon the exercise of an incentive stock option, (iii) increase the amount a participant may receive in any one calendar year, (iv) lower the minimum exercise price at which an option may be granted or otherwise permit the repricing of any outstanding options, (v) extend the maximum term for options or stock appreciation rights, or (iv) otherwise amend the 2017 Plan in a material fashion that would require stockholder approval under the applicable rules and regulations of any exchange on which the common stock is listed to trade shall be subject to the approval of the Company’s stockholders. The 2017 Plan will continue in effect, unless sooner terminated or extended, until May 23, 2027.

Change of Control and Related Transactions

Under the form agreements that are issued under the 2017 Plan, a “Change of Control” is generally defined as: (i) certain changes in the composition of the Board of Directors; (ii) any transaction as a result of which any person, becomes the beneficial owner of 30% or more of the common stock or voting power of all voting securities of the Company; (iii) a restructuring of the Company as a result of the consummation of a merger, reorganization, consolidation or other similar transaction which result in the Company's stockholders immediately prior to the transaction not holding more than 50% of the voting power of each of the Company (or its successor) and any direct or indirect parent corporation of the Company (or its successor); or (iv) a sale, transfer or other disposition of all or substantially all of the assets of the Company or a liquidation of the Company.

In the event of a merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change of Control, any outstanding awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining consent or agreement of a participant, as determined by the agreement effectuating the transaction, or, if and to the extent not so determined, as determined by the Board of Directors or the Committee: (i) the continuation of the outstanding awards by the Company, if the Company is the surviving entity; (ii) full exercisability or vesting of the outstanding awards; (iii) the assumption or substitution for the outstanding awards by the surviving entity; or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards.

Should any event constitute a Change of Control for purposes of the form agreements utilized pursuant to the 2017 Plan, but not constitute a change of control within the meaning of Section 409A of the Code, then any payment of an amount that is otherwise accelerated will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

Certain Federal Income Tax Aspects of Awards Under the 2017 Plan

This is a brief summary of the federal income tax aspects of awards that may be made under the 2017 Plan based on existing U.S. federal income tax laws. This summary provides only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. The tax consequences of awards under 2017 Plan depend upon the type of award.

Incentive Stock Options. The recipient of an incentive stock option generally will not be taxed upon grant of the option. Federal income taxes are generally imposed only when the shares of common stock from exercised incentive stock options are disposed of, by sale or otherwise. The amount by which the fair market value of the common stock on the date of exercise exceeds the exercise price is, however, included in determining the option recipient’s liability for the alternative minimum tax. If the incentive stock option recipient does not sell or dispose of the shares of common stock until more than one year after the receipt of the shares and two years after the option was granted, then, upon sale or disposition of the shares, the difference between the exercise price and the market value of the shares of common stock as of the date of exercise will be treated as long-term capital gain, and not ordinary income. If a recipient fails to hold the shares for the minimum required time the recipient will recognize ordinary income in the year of disposition generally in an amount equal to any excess of the market value of the common stock on the date of exercise (or, if less, the amount realized on disposition of the shares) over the exercise price paid for the shares. Any further gain (or loss) realized by the recipient generally will be taxed as short-term or long-term gain (or loss) depending on the holding period. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient.

Nonstatutory Stock Options. The recipient of stock options not qualifying as incentive stock options generally will not be taxed upon the grant of the option. Federal income taxes are generally due from a recipient of nonstatutory stock options when the stock options are exercised. The excess of the fair market value of the common stock purchased on such date over the exercise price of the option is taxed as ordinary income.

Thereafter, the tax basis for the acquired shares is equal to the amount paid for the shares plus the amount of ordinary income recognized by the recipient. We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the option recipient by reason of the exercise of the option.

Other Awards. Recipients who receive restricted stock unit awards will generally recognize ordinary income when they receive shares upon settlement of the awards, in an amount equal to the fair market value of the shares at that time. Recipients who receive awards of restricted shares subject to a vesting requirement will generally recognize ordinary income at the time vesting occurs, in an amount equal to the fair market value of the shares at that time minus the amount, if any, paid for the shares. However, a recipient who receives restricted shares which are not vested may, within 30 days of the date the shares are transferred, elect in accordance with Section 83(b) of the Code to recognize ordinary compensation income at the time of transfer of the shares rather than upon the vesting dates. Recipients who receive stock appreciation rights will generally recognize ordinary income upon exercise in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. Recipients who receive performance shares will generally recognize ordinary income at the time of settlement, in an amount equal to the cash received, if any, and the fair market value of any stock received.  We will generally be entitled to a tax deduction at the same time and in the same amount as ordinary income is recognized by the recipient.

Code Section 162(m).

Section 162(m) of the Code would render non-deductible to us certain compensation in excess of $1,000,000 received in any year by certain executive officers.

New Plan Benefits

Except for the awards granted in January 2022 that are subject to shareholder approval of the 2017 Plan herein, the Board has not made any determination with respect to future awards under the 2017 Plan, and awards and the terms of any awards under the 2017 Plan for the remainder of the current year or any future year are discretionary and not determinable at this time.

Required Vote

To be approved, a majority of the votes cast in person or by proxy at the Annual Meeting must be voted “For” Proposal 4. Abstentions will be counted toward the vote total for this proposal and will have the same effect as an “Against” vote for Proposal __. Shares represented by executed proxies that do not indicate a vote “For,” “Against” or “Abstain” will be voted by the proxy holders “For” the Proposal. If you own shares through a bank, broker or other holder of record, you must instruct your bank, broker or other holder of record how to vote in order for them to vote your shares so that your vote can be counted on Proposal 4. Broker non-votes will not be counted toward the vote total for Proposal __ and therefore will not affect the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED 2017 PLAN.

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Company’s Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During 2021, the Audit Committee met 11 times. The Audit Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer prior to public release.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors’ independence. The Audit Committee reviewed with both the independent auditors and the internal auditor’s audit plans, scope, and results.

The Audit Committee discussed and reviewed with the independent auditor all communications required by the Statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1, AU §380), as adopted by the Public Company Accounting Oversights Board in Rule 3200T, and discussed and reviewed the results of the independent auditor’s audit of the consolidated financial statements. The Audit Committee also reviewed and discussed the results of the internal audit examinations.

The Audit Committee reviewed the audited financial statements of the Company as of and for the year ended December 31, 2021, with management and the independent auditors. Based upon its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K and 10-K/A for the fiscal year ended December 31, 2021.

RBB BANCORP
Audit Committee
Wendell Chen, Chair
Feng (Richard) Lin
Chuang-I (Christopher) Lin
Paul Lin
Raymond Yu

ANNUAL REPORT

A copy of our Annual Report on Form 10-K and 10-K/A for the year ended December 31, 2021, including financial statements and schedules, accompanies this Proxy Statement.

Additional copies of the Annual Report on Form 10-K and 10-K/A for the year ended December 31, 2021 may be obtained without charge by writing to Investor Relations, RBB Bancorp, 1055 Wilshire Boulevard, 12th Floor, Los Angeles, California 90017 or by calling (213) 533-7918. This Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, are also available at our website, www.royalbusinessbank.com under the Investor Relations section, at https://ir.rbbusa.com/financial-information/sec-filings and from the SEC at its website, www.sec.gov.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more shareholders sharing the same address by delivering a single annual report, proxy statement, and Notice of Internet Availability of Proxy Materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. We and some brokers household proxy materials, delivering a single Notice of Internet Availability of Proxy Materials to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, and Notice of Internet Availability of Proxy Materials, or if you are receiving multiple copies of the annual report, proxy statement, and Notice of Internet Availability of Proxy Materials and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or our agent, IssuerDirect if you hold registered shares. You can notify IssuerDirect by sending a written request to: IssuerDirect, One Glenwood Avenue, Suite 1001, Raleigh NC 27603, or by calling IssuerDirect at (919) 481-4000.

PROPOSALS BY SHAREHOLDERS AT 2023 ANNUAL MEETING

Shareholder Proposals

Business must be properly brought before an annual meeting in order to be considered by shareholders.  Shareholder proposals intended to be considered for inclusion in next year’s proxy statement for the 2023 Annual Meeting of Shareholders must be received by the Company by December 14, 2022, which is one hundred twenty (120) days prior to the anniversary date that we released this proxy statement to our shareholders for the Annual Meeting, and must satisfy the other requirements of Rule 14a-8 under the Exchange Act.  However, if the date of the 2023 Annual Meeting of Shareholders is changed by more than 30 days from the date of the Annual Meeting, then the deadline is a reasonable time before the Company begins to print and send its proxy materials in connection with the 2023 Annual Meeting of Shareholders.

Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the proxies designated by us for the Annual Meeting will have discretionary authority to vote with respect to any proposal received after February 27, 2022, which is approximately forty-five (45) days before the date on which the Company first sent the proxy materials for the Annual Meeting.  As of the date of this Proxy Statement, the Company has not received any notice that a shareholder intends to present a proposal at the Annual Meeting.

Director Nominations

Pursuant to our Bylaws, nominations for election of members of the Board of Directors of the Company may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of directors. Notice of intention to make any nominations (other than for persons named in the Notice of 2022 Annual Meeting of Shareholders) shall be made in writing and shall be delivered to the President of the Company by the later of the close of business on April 27, 2022, which is twenty-one (21) days prior to the Annual Meeting, or seven (7) days after the date of mailing of Notice of Annual Meeting of Shareholders. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the Company owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Company owned by the notifying shareholder; (f) with the written consent of the proposed nominee, a copy of which shall be furnished with the notification, whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offence involving dishonesty or breach of trust, filed a petition in bankruptcy, or been adjudged bankrupt. The notice shall be signed by the nominating shareholder and by the nominee. Nominations not made in accordance with this paragraph shall be disregarded by the chairman of the Annual Meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The restrictions set forth in this paragraph shall not apply to nomination of a person to replace a proposed nominee who has died or otherwise become incapacitated to serve as a director between the last day for giving notice hereunder and the date of election of directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

OTHER BUSINESS

The Board of Directors does not know of any matters to be presented to the Annual Meeting other than those set forth above. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote said proxy in accordance with their best judgment.

THE ENCLOSED PROXY SHOULD BE COMPLETED, DATED, SIGNED AND RETURNED IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT MAILING OF THE SIGNED PROXY WILL BE APPRECIATED.

RBB BANCORP

David R. Morris
Interim President and Chief Executive Officer

April 13, 2022

Appendix

RBB BANCORP

AMENDED AND RESTATED

2017 OMNIBUS STOCK INCENTIVE PLAN

RBB BANCORP

2017 OMNIBUS STOCK INCENTIVE PLAN

i

	5.5	Cashless Exercise	5
	5.6	Performance-Based Options.	5
	5.7	Vesting	5
	5.8	ISO Dollar Limitation	5
	5.9	Exercise Period	6
	5.10	Award Agreement	6
6.	Stock Appreciation Rights.		6
	6.1	Payment in Cash or Shares	6
	6.2	Maximum SAR Payment	6
	6.3	Exercise Period	6
	6.4	Change in Control	6
	6.5	Dividend Equivalents	6
	6.6	Award Agreement	6
	6.7	Tandem Stock Appreciation Rights	6
	6.8	Exercise Period	7
	6.9	Freestanding Stock Appreciation Rights	7
7.	Restricted Shares.		7
	7.1	Transfer of Shares	7
	7.2	Consideration	7
	7.3	Substantial Risk of Forfeiture	7
	7.4	Dividends, Voting and Other Ownership Rights	7
	7.5	Restrictions on Transfer	7
	7.6	Performance-Based Restricted Shares	8
	7.7	Dividends	8
	7.8	Award Agreement	8
8.	Stock Units.		8
	8.1	Unit Restriction Period	8
	8.2	Unit Vesting Condition	8
	8.3	Quality Performance Criteria	8
	8.4	Payment and Other Criteria	8
	8.5	Award Agreement	9
9.	Deferred Shares.		9
	9.1	Deferred Compensation	9
	9.2	Consideration	9
	9.3	Deferral Period	9
	9.4	Dividend Equivalents and Other Ownership Rights	9
	9.5	Performance Objectives	9
	9.6	Award Agreement.	9
10.	Other Stock-Based Awards.		9
11.	Performance Shares and Performance Units.		9
	11.1	Number of Performance Shares or Unit	9
	11.2	Performance Period.	10
	11.3	Performance Objectives.	10
	11.4	Threshold Performance Objectives	10
	11.5	Payment of Performance Shares and Units	10
	11.6	Maximum Payment.	10
	11.7	Dividend Equivalents	10
	11.8	Adjustment of Performance Objectives.	10
	11.9	Award Agreement	10

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12.	Transferability.		10
	12.1	Transfer Restrictions.	10
	12.2	Limited Transfer Rights	11
	12.3	Restrictions on Transfer	11
13.	Adjustments		11
14.	Fractional Shares		11
15.	Withholding Taxes		11
16.	Certain Terminations of Employment, Hardship and Approved Leaves of Absence		12
17.	Foreign Participants.		12
18.	Amendments and Other Matters.		12
	18.1	Plan Amendments	12
	18.2	Award Deferrals	12
	18.3	Conditional Awards.	12
	18.4	Repricing Prohibited	12
	18.5	No Employment Right.	13
	18.6	Tax Qualification	13
19.	Effective Date		13
20.	Termination		13
21.	Limitations Period		13
22.	Governing Law		13

iii

RBB BANCORP

AMENDED AND RESTATED

2017 OMNIBUS STOCK INCENTIVE PLAN

1.         Purpose. The purpose of the RBB Bancorp Amended and Restated 2017 Omnibus Stock Incentive Plan (the "Plan") is to strengthen RBB Bancorp (the “Company”) and those banks and corporations which are or hereafter become subsidiary corporations by providing additional means of attracting and retaining competent managerial personnel and by providing to participating directors, officers, key employees and consultants of the Company and its subsidiaries added incentive for high levels of performance and for unusual efforts to increase the earnings of the Company and any subsidiaries and allow the opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company. The Plan seeks to accomplish these purposes and achieve these results by providing a means whereby such directors, officers, key employees and consultants may purchase shares of the Common Stock of the Company or otherwise participate in the increased value of the Company.

2.         Definitions. As used in this Plan, the following terms shall be defined as set forth below:

2.1         "Award" means any Option, Stock Appreciation Right, Restricted Shares, Deferred Shares, Performance Shares or Performance Units granted under the Plan.

2.2         "Award Agreement" means an agreement, certificate, resolution or other form of writing or other evidence approved by the Board which sets forth the terms and conditions of an Award.

2.3          "Base Price" means the price to be used as the basis for determining the Spread upon the exercise of a Freestanding Stock Appreciation Right.

2.4         "Board" means the Board of Directors of the Company or any Subsidiary.

2.5         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

2.6         "Company" means RBB Bancorp, a California corporation, or any successor corporation.

2.7          "Deferral Period" means the period of time during which Deferred Shares are subject to deferral limitations under Section 9.

2.8         "Deferred Shares" means an Award pursuant to Section 9 of the right to receive Shares at the end of a specified Deferral Period.

2.9         "Employee" means any person, including an officer, employed by the Company or a Subsidiary.

2.10         "Fair Market Value" means the fair market value of the Shares as determined by the Board from time to time. Unless otherwise determined by the Board, the fair market value of the Common Stock shall be as determined in accordance with any reasonable valuation method selected by the Board, including the valuation methods described in Treasury Regulation Section 20.2031-2, and in accordance with Generally Accepted Accounting Principles.

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2.11         "Freestanding Stock Appreciation Right" means a Stock Appreciation Right granted pursuant to Section 6 that is not granted in tandem with an Option or similar right.

2.12         "Grant Date" means the date specified by the Board on which a grant of an Award shall become effective, which shall not be earlier than the date on which the Board takes action with respect thereto.

2.13         "Incentive Stock Option" means any Option that is intended to qualify as an "incentive stock option" under Code Section 422 or any successor provision.

2.14         "Nonemployee Director" means a member of the Board who is not an Employee.

2.15         "Nonqualified Stock Option" means an Option that is not intended to qualify as an Incentive Stock Option.

2.16          "Option" means any option to purchase Shares granted under Section 5.

2.17          "Optionee" means the person so designated in an agreement evidencing an outstanding Option.

2.18         "Option Price" means the purchase price payable upon the exercise of an Option.

2.19         "Participant" means an Employee, Nonemployee Director or consultant of the Company or any Subsidiary of the Company who is selected by the Board to receive benefits under this Plan, provided that only Employees shall be eligible to receive grants of Incentive Stock Options.

2.20         "Performance Objectives" means the performance objectives established pursuant to this Plan for Participants who have received Awards. Performance Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Participant or the division, department or function within the Company in which the Participant is employed. Performance Objectives may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. Any Performance Objectives applicable to a Qualified Performance-Based Award shall be limited to specified levels of or increases in the Company's return on equity, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes, sales, sales growth, gross margin, return on investment, increase in the fair market value of the Shares, share price (including but not limited to, growth measures and total stockholder return), operating profit, net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), financial return ratios, total return to stockholders, market share, earnings measures/ratios, economic value added (EVA), balance sheet measurements such as loan or deposit growth, internal rate of return, increase in net present value or expense targets, "Employer of Choice" or similar survey results, client satisfaction surveys and productivity. Except in the case of a Qualified Performance-Based Award, if the Board determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Board may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Board deems appropriate and equitable.

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2.21         "Performance Period" means a period of time established under Section 9 within which the Performance Objectives relating to a Performance Share, Performance Unit, Deferred Shares or Restricted Shares are to be achieved.

2.22         "Performance Share" means a bookkeeping entry that records the equivalent of one Share awarded pursuant to Section 11.

2.23         "Performance Unit" means a bookkeeping entry that records a unit equivalent to $1.00 awarded pursuant to Section 11.

2.24         "Qualified Performance-Based Award" means an Award or portion of an Award that is intended to satisfy the requirements for "qualified performance-based compensation" under Code Section 162(m). The Board shall designate any Qualified Performance-Based Award as such at the time of grant.

2.25         "Restricted Shares" mean Shares granted under Section 7 subject to a substantial risk of forfeiture.

2.26         “Stock Unit” means an award granted under Section 8 denominated in units of Common Stock.

2.27         "Shares" means shares of the Common Stock of the Company, no par value, or any security into which Shares may be converted by reason of any transaction or event of the type referred to in Section 13.

2.28         "Spread" means, in the case of a Freestanding Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right or, in the case of a Tandem Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Option Price specified in the related Option.

2.29         "Stock Appreciation Right" means a right granted under Section 6, including a Freestanding Stock Appreciation Right or a Tandem Stock Appreciation Right.

2.30         "Subsidiary" means a corporation or other entity in which the Company has a direct or indirect ownership or other equity interest, provided that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options. "Subsidiary" means any corporation (within the meaning of the Code) in which the Company owns or controls directly or indirectly more than 50 percent of the total combined voting power represented by all classes of stock issued by such corporation at the time of such grant.

2.31         "Tandem Stock Appreciation Right" means a Stock Appreciation Right granted pursuant to Section 6 that is granted in tandem with an Option or any similar right granted under any other plan of the Company.

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3.         Shares Available Under the Plan.

3.1          Reserved Shares. Subject to adjustment as provided in Section 13, the maximum number of Shares that may be (i) issued or transferred upon the exercise of Options or Stock Appreciation Rights, (ii) awarded as Restricted Shares and released from substantial risk of forfeiture, (iii) issued or transferred in payment of Deferred Shares or Performance Shares, or (iv) issued or transferred in payment of dividend equivalents paid with respect to Awards, shall not in the aggregate exceed 3,848,341 shares, which is equal to 30% of the outstanding shares of the Company. Such Shares may be Shares of original issuance, Shares held in Treasury, or Shares that have been reacquired by the Company.

3.2         Reduction Ratio. For purposes of Section 3.1, each Share issued or transferred pursuant to an Award other than a Stock Option shall reduce the number of Shares available for issuance under the Plan by 1 Share.

3.3         ISO Maximum. In no event shall the number of Shares issued upon the exercise of Incentive Stock Options exceed 3,070,923 subject to adjustment as provided in Section 13.

3.4         Maximum Calendar Year Award. No Participant may receive Awards representing more than 125,000 Shares in any one calendar year, subject to adjustment as provided in Section 13. In addition, the maximum number of Performance Units that may be granted to a Participant in any one calendar year is 125,000.

4.         Plan Administration.

4.1         Board Administration. This Plan shall be administered by the Board. The interpretation and construction by the Board of any provision of this Plan or of any Award Agreement and any determination by the Board pursuant to any provision of this Plan or any such agreement, notification or document, shall be final and conclusive. No member of the Board shall be liable to any person for any such action taken or determination made in good faith.

5.         Options. The Board may from time to time authorize grants to Participants of options to purchase Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

5.1         Number of Shares. Each grant shall specify the number of Shares to which it pertains.

5.2         Option Price. Each grant shall specify an Option Price per Share, which shall be equal to or greater than the Fair Market Value per Share on the Grant Date.

5.3          Consideration. Each grant shall specify the form of consideration to be paid in satisfaction of the Option Price and the manner of payment of such consideration, which may include (i) cash in the form of currency or check or other cash equivalent acceptable to the Company, (ii) nonforfeitable, unrestricted Shares owned by the Optionee which have a value at the time of exercise that is equal to the Option Price, (iii) any other legal consideration that the Board may deem appropriate, including without limitation any form of consideration authorized under Section 5.4, on such basis as the Board may determine in accordance with this Plan, or (iv) any combination of the foregoing.

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5.4         Payment of Option Price in Shares. On or after the Grant Date of any Option other than an Incentive Stock Option, the Board may determine that payment of the Option Price may also be made in whole or in part in the form of Restricted Shares or other Shares that are subject to risk of forfeiture or restrictions on transfer. Unless otherwise determined by the Board, whenever any Option Price is paid in whole or in part by means of any of the forms of consideration specified in this Section 5.4, the Shares received by the Optionee upon the exercise of the Options shall be subject to the same risks of forfeiture or restrictions on transfer as those that applied to the consideration surrendered by the Optionee, provided that such risks of forfeiture and restrictions on transfer shall apply only to the same number of Shares received by the Optionee as applied to the forfeitable or restricted Shares surrendered by the Optionee.

5.5         Cashless Exercise. To the extent permitted by applicable law, any grant may provide for deferred payment of the Option Price from the proceeds of sale through a bank or broker on the date of exercise of some or all of the Shares to which the exercise relates.

In addition, all or a portion of a stock option may be exercised, with prior written approval of the Board, with Shares of the Company which when added to the cash payment, if any, has a Fair Market Value equal to the full amount of the exercise price of the Option, or part thereof, then being exercised. If all or part of payment is made in Shares as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Company of all required share certificates, all stock powers and other required transfer documents necessary to transfer the Shares to the Company. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Company of his intention to exercise all or part of an Option.

In addition, the Optionee shall have the right upon the exercise of an Option by surrendering for cancellation a portion of an Option to the Company for the number of shares (the "Surrendered Shares") specified in the holder's notice of exercise, by delivery to the Company with such notice written instructions from such holder to apply the Appreciated Value (as defined below) of the Surrendered Shares to payment of the exercise price for shares subject to the Option that are being acquired upon such exercise. The term "Appreciated Value" for each share subject to the Option shall mean the excess of the Fair Market Value thereof over the exercise price then in effect. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Company of his intention to exercise all or part of the Option. If all or part of payment is made in Shares of the Company as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Company of all required share certificates, and all stock powers and other required transfer documents necessary to transfer the Shares of the Company.

5.6         Performance-Based Options. Any grant of an Option may specify Performance Objectives that must be achieved as a condition to exercise of the Option.

5.7         Vesting. Each Option grant may specify a period of continuous employment of the Optionee by the Company or any Subsidiary (or, in the case of a Nonemployee Director, service on the Board) that is necessary before the Options or installments thereof shall become exercisable, and any grant will provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

5.8         ISO Dollar Limitation. Options granted under this Plan may be Incentive Stock Options, Nonqualified Stock Options or a combination of the foregoing, provided that only Nonqualified Stock Options may be granted to Nonemployee Directors. Each grant shall specify whether (or the extent to which) the Option is an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Nonqualified Stock Options.

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5.9         Exercise Period. No Option granted under this Plan may be exercised more than ten years from the Grant Date.

5.10         Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Board may determine consistent with this Plan.

6.         Stock Appreciation Rights. The Board may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount, which shall be determined by the Board and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights under this Plan shall be upon such terms and conditions as the Board may determine in accordance with the following provisions:

6.1         Payment in Cash or Shares. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right may be paid by the Company in cash, Shares or any combination thereof and may (i) either grant to the Participant or reserve to the Board the right to elect among those alternatives or (ii) preclude the right of the Participant to receive and the Company to issue Shares or other equity securities in lieu of cash.

6.2          Maximum SAR Payment. Any grant may specify that the amount payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum specified by the Board on the Grant Date.

6.3         Exercise Period. Any grant may specify (i) a waiting period or periods before Stock Appreciation Rights shall become exercisable and (ii) permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable.

6.4         Change in Control. Any grant may specify that a Stock Appreciation Right may be exercised only in the event of a change in control of the Company or other similar transaction or event.

6.5          Dividend Equivalents. On or after the Grant Date of any Stock Appreciation Rights, the Board may provide for the payment to the Participant of dividend equivalents thereon in cash or Shares on a current, deferred or contingent basis.

6.6         Award Agreement. Each grant shall be evidenced by an Award Agreement which shall describe the subject Stock Appreciation Rights, identify any related Options, state that the Stock Appreciation Rights are subject to all of the terms and conditions of this Plan and contain such other terms and provisions as the Board may determine consistent with this Plan.

6.7         Tandem Stock Appreciation Rights. Each grant of a Tandem Stock Appreciation Right shall provide that such Tandem Stock Appreciation Right may be exercised only (i) at a time when the related Option (or any similar right granted under any other plan of the Company) is also exercisable and the Spread is positive; and (ii) by surrender of the related Option (or such other right) for cancellation.

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6.8         Exercise Period. No Stock Appreciation Right granted under this Plan may be exercised more than ten years from the Grant Date.

6.9         Freestanding Stock Appreciation Rights. Regarding Freestanding Stock Appreciation Rights only:

(i)         Each grant shall specify in respect of each Freestanding Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value on the Grant Date;

(ii)          Successive grants may be made to the same Participant regardless of whether any Freestanding Stock Appreciation Rights previously granted to such Participant remain unexercised; and

(iii)         Each grant shall specify the period or periods of continuous employment of the Participant by the Company or any Subsidiary that are necessary before the Freestanding Stock Appreciation Rights or installments thereof shall become exercisable, and any grant may provide for the earlier exercise of such rights in the event of a change in control of the Company or other similar transaction or event.

7.         Restricted Shares. The Board may also authorize grants to Participants of Restricted Shares upon such terms and conditions as the Board may determine in accordance with the following provisions:

7.1          Transfer of Shares. Each grant shall constitute an immediate transfer of the ownership of Shares to the Participant in consideration of the performance of services, subject to the substantial risk of forfeiture and restrictions on transfer hereinafter referred to.

7.2         Consideration. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

7.3         Substantial Risk of Forfeiture. Each grant shall provide that the Restricted Shares covered thereby shall be subject to a "substantial risk of forfeiture" within the meaning of Code Section 83 for a period to be determined by the Board on the Grant Date, and any grant or sale may provide for the earlier termination of such risk of forfeiture in the event of a change in control of the Company or other similar transaction or event.

7.4         Dividends, Voting and Other Ownership Rights. Unless otherwise determined by the Board, an award of Restricted Shares shall entitle the Participant to dividend, voting and other ownership rights during the period for which such substantial risk of forfeiture is to continue.

7.5         Restrictions on Transfer. Each grant shall provide that, during the period for which such substantial risk of forfeiture is to continue, the transferability of the Restricted Shares shall be prohibited or restricted in the manner and to the extent prescribed by the Board on the Grant Date. Such restrictions may include, without limitation, rights of repurchase or first refusal in the Company or provisions subjecting the Restricted Shares to a continuing substantial risk of forfeiture in the hands of any transferee.

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7.6         Performance-Based Restricted Shares. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Board in accordance with the applicable provisions of Section 9 regarding Performance Shares and Performance Units.

7.7         Dividends. Any grant may require that any or all dividends or other distributions paid on the Restricted Shares during the period of such restrictions be automatically sequestered and reinvested on an immediate or deferred basis in additional Shares, which may be subject to the same restrictions as the underlying Award or such other restrictions as the Board may determine.

7.8         Award Agreements. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Board may determine consistent with this Plan. Unless otherwise directed by the Board, all certificates representing Restricted Shares, together with a stock power that shall be endorsed in blank by the Participant with respect to such Shares, shall be held in custody by the Company until all restrictions thereon lapse.

8.    Stock Units. The Board may also grant Awards of Stock Units under the Plan. A Stock Unit is an Award that is valued by reference to a Share (or multiple or partial Shares), which value may be paid to the Participant in Shares or cash as determined by the Board in its sole discretion upon the satisfaction of vesting restrictions as the Board may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Board may deem appropriate.

8.1         Unit Restriction Period. With respect to each grant of Stock Units, the Board shall determine in its sole discretion the period or periods, including any conditions for determining such period or periods, during which any restrictions on full vesting shall apply (the “Unit Restriction Period”).

8.2         Unit Vesting Condition. The Board may also make any Award of Stock Units subject to the satisfaction of other conditions, including the attainment of performance goals, or contingencies (“Unit Vesting Condition”), in order for a Participant to receive payment of such Stock Unit Award, which shall be established by the Board at the Date of Grant thereof.

8.3         Quality Performance Criteria. The Board may specify that the grant, vesting, or retention of any or all Stock Units shall be a measure based on one or more Qualifying Performance Criteria selected by the Board and specified at the Date of Grant thereof. If required by Code Section 162(m), the Board shall certify the extent to which any Qualifying Performance Criteria have been satisfied, and the amount payable as a result thereof, prior to payment of any Stock Units that are intended to satisfy the requirements for “performance-based compensation” under Code Section 162(m).

8.4         Payment and Other Criteria. Awards of Stock Units shall be payable in Common Stock or cash as determined by the Board in its sole discretion. The Board may permit a Participant to elect to defer receipt of payment of all or part of any Award of Stock Units pursuant to rules and regulations adopted by the Board. Unless the Board provides otherwise at the Date of Grant of an Award of Stock Units, the provisions of Section 7 of this Plan relating to the vesting of Restricted Shares shall apply during the Unit Restriction Period or prior to the satisfaction of any Unit Vesting Condition for such Award.

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8.5         Award Agreement. Each grant of Stock Units shall be evidenced by an Award Agreement containing such terms and provisions as the Board may determine consistent with this Plan.

9.         Deferred Shares. The Board may authorize grants of Deferred Shares to Participants upon such terms and conditions as the Board may determine in accordance with the following provisions:

9.1         Deferred Compensation. Each grant shall constitute the agreement by the Company to issue or transfer Shares to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Board may specify.

9.2         Consideration. Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the Grant Date.

9.3          Deferral Period. Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Board on the Grant Date, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Company or other similar transaction or event.

9.4         Dividend Equivalents and Other Ownership Rights. During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Board may on or after the Grant Date authorize the payment of dividend equivalents on such shares in cash or additional Shares on a current, deferred or contingent basis.

9.5         Performance Objectives. Any grant or the vesting thereof may be further conditioned upon the attainment of Performance Objectives established by the Board in accordance with the applicable provisions of Section 11 regarding Performance Shares and Performance Units.

9.6         Award Agreement. Each grant shall be evidenced by an Award Agreement containing such terms and provisions as the Board may determine consistent with this Plan.

10.          Other Stock-Based Awards. In addition to the Awards described in Sections 5 through 9, and subject to the terms of the Plan, the Board may grant other Awards payable in shares of Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

11.         Performance Shares and Performance Units. The Board may also authorize grants of Performance Shares and Performance Units, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Board may determine in accordance with the following provisions:

11.1         Number of Performance Shares or Units. Each grant shall specify the number of Performance Shares or Performance Units to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

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11.2         Performance Period. The Performance Period with respect to each Performance Share or Performance Unit shall commence on the Grant Date and may be subject to earlier termination in the event of a change in control of the Company or other similar transaction or event.

11.3         Performance Objectives. Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

11.4         Threshold Performance Objectives. Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

11.5         Payment of Performance Shares and Units. Each grant shall specify the time and manner of payment of Performance Shares or Performance Units that shall have been earned, and any grant may specify that any such amount may be paid by the Company in cash, Shares or any combination thereof and may either grant to the Participant or reserve to the Board the right to elect among those alternatives.

11.6         Maximum Payment. Any grant of Performance Shares may specify that the amount issuable with respect thereto may not exceed a maximum specified by the Board on the Grant Date. Any grant of Performance Units may specify that the amount payable, or the number of Shares issued, with respect thereto may not exceed maximums specified by the Board on the Grant Date.

11.7         Dividend Equivalents. Any grant of Performance Shares may provide for the payment to the Participant of dividend equivalents thereon in cash or additional Shares on a current, deferred or contingent basis.

11.8         Adjustment of Performance Objectives. If provided in the terms of the grant, the Board may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Board, events or transactions have occurred after the Grant Date that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

11.9          Award Agreement. Each grant shall be evidenced by an Award Agreement which shall state that the Performance Shares or Performance Units are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Board may determine consistent with this Plan.

12.         Transferability.

12.1         Transfer Restrictions. Except as provided in Section 12.2, no Award granted under this Plan shall be transferable by a Participant other than by will or the laws of descent and distribution, and Options and Stock Appreciation Rights shall be exercisable during a Participant's lifetime only by the Participant or, in the event of the Participant's legal incapacity, by his guardian or legal representative acting in a fiduciary capacity on behalf of the Participant under state law. Any attempt to transfer an Award in violation of this Plan shall render such Award null and void.

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12.2         Limited Transfer Rights. The Board may expressly provide in an Award agreement (or an amendment to an Award agreement) that a Participant may transfer such Award (other than an Incentive Stock Option), in whole or in part, to a spouse or lineal descendant (a "Family Member"), a trust for the exclusive benefit of Family Members, a partnership or other entity in which all the beneficial owners are Family Members, or any other entity affiliated with the Participant that may be approved by the Board. Subsequent transfers of Awards shall be prohibited except in accordance with this Section 12.2. All terms and conditions of the Award, including provisions relating to the termination of the Participant's employment or service with the Company or a Subsidiary, shall continue to apply following a transfer made in accordance with this Section 12.2.

12.3         Restrictions on Transfer. Any Award made under this Plan may provide that all or any part of the Shares that are (i) to be issued or transferred by the Company upon the exercise of Options or Stock Appreciation Rights, upon the termination of the Deferral Period applicable to Deferred Shares or upon payment under any grant of Performance Shares or Performance Units, or (ii) no longer subject to the substantial risk of forfeiture and restrictions on transfer referred to in Section 7, shall be subject to further restrictions upon transfer.

13.         Adjustments. The Board may make or provide for such adjustments in the (a) number of Shares covered by outstanding Options, Stock Appreciation Rights, Deferred Shares, Restricted Shares, Stock Units and Performance Shares granted hereunder, (b) prices per share applicable to such Options and Stock Appreciation Rights, and (c) kind of shares covered thereby (including shares of another issuer), as the Board in its sole discretion may in good faith determine to be equitably required in order to prevent dilution or enlargement of the rights of Participants that otherwise would result from (x) any stock dividend, stock split, combination or exchange of Shares, recapitalization or other change in the capital structure of the Company, (y) any merger, consolidation, spin-off, spin-out, split-off, split-up, reorganization, partial or complete liquidation or other distribution of assets (other than a normal cash dividend), issuance of rights or warrants to purchase securities or (z) any other corporate transaction or event having an effect similar to any of the foregoing. Moreover, in the event of any such transaction or event, the Board may provide in substitution for any or all outstanding Awards under this Plan such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Awards so replaced. The Board may also make or provide for such adjustments in each of the limitations specified in Section 3 as the Board in its sole discretion may in good faith determine to be appropriate in order to reflect any transaction or event described in this Section 13.

14.         Fractional Shares. The Company shall not be required to issue any fractional Shares pursuant to this Plan. The Board may provide for the elimination of fractions or for the settlement thereof in cash.

15.          Withholding Taxes. To the extent that the Company is required to withhold federal, state, local or foreign taxes in connection with any payment made or benefit realized by a Participant or other person under this Plan, it shall be a condition to the receipt of such payment or the realization of such benefit that the Participant or such other person make arrangements satisfactory to the Company for payment of all such taxes required to be withheld. At the discretion of the Board, such arrangements may include relinquishment of a portion of such benefit.

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16.         Certain Terminations of Employment, Hardship and Approved Leaves of Absence. Notwithstanding any other provision of this Plan to the contrary, in the event of termination of employment by reason of death, disability, normal retirement, early retirement with the consent of the Company or leave of absence approved by the Company, or in the event of hardship or other special circumstances, of a Participant who holds an Option or Stock Appreciation Right that is not immediately and fully exercisable, any Restricted Shares as to which the substantial risk of forfeiture or the prohibition or restriction on transfer has not lapsed, any Deferred Shares as to which the Deferral Period is not complete, any Performance Shares or Performance Units that have not been fully earned, or any Shares that are subject to any transfer restriction pursuant to Section 12.3, the Board may in its sole discretion take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including, without limitation, waiving or modifying any limitation or requirement with respect to any Award under this Plan.

17.         Foreign Participants. In order to facilitate the making of any grant or combination of grants under this Plan, the Board may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by or perform services for the Company or any Subsidiary outside of the United States of America, as the Board may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Board may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan as in effect for any other purpose, provided that no such supplements, amendments, restatements or alternative versions shall include any provisions that are inconsistent with the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Company.

18.         Amendments and Other Matters.

18.1         Plan Amendments. This Plan may be amended from time to time by the Board, but no such amendment shall increase any of the limitations specified in Section 3, other than to reflect an adjustment made in accordance with Section 13, without the further approval of the stockholders of the Company. The Board may condition any amendment on the approval of the stockholders of the Company if such approval is necessary or deemed advisable with respect to the applicable listing or other requirements of a national securities exchange or other applicable laws, policies or regulations.

18.2         Award Deferrals. The Board may permit Participants to elect to defer the issuance of Shares or the settlement of Awards in cash under the Plan pursuant to such rules, procedures or programs as it may establish for purposes of this Plan. In the case of an award of Restricted Shares, the deferral may be effected by the Participant's agreement to forego or exchange his or her award of Restricted Shares and receive an award of Deferred Shares. The Board also may provide that deferred settlements include the payment or crediting of interest on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in Shares.

18.3          Conditional Awards. The Board may condition the grant of any award or combination of Awards under the Plan on the surrender or deferral by the Participant of his or her right to receive a cash bonus or other compensation otherwise payable by the Company or any Subsidiary to the Participant.

18.4         Repricing Prohibited. The Board shall not reprice any outstanding Option, directly or indirectly, without the approval of the stockholders of the Company, provided that nothing herein shall prevent the Board from taking any action provided for in Section 13.

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18.5         No Employment Right. This Plan shall not confer upon any Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary and shall not interfere in any way with any right that the Company or any Subsidiary would otherwise have to terminate any Participant's employment or other service at any time.

18.6         Tax Qualification. To the extent that any provision of this Plan would prevent any Option that was intended to qualify under particular provisions of the Code from so qualifying, such provision of this Plan shall be null and void with respect to such Option, provided that such provision shall remain in effect with respect to other Options, and there shall be no further effect on any provision of this Plan.

19.         Effective Date. This Plan shall become effective following its approval by the stockholders of the Company.

20.         Termination. This Plan shall terminate on the tenth anniversary of the date upon which it is approved by the stockholders of the Company, and no Award shall be granted after that date.

21.         Limitations Period. Any person who believes he or she is being denied any benefit or right under the Plan may file a written claim with the Board. Any claim must be delivered to the Board within forty-five (45) days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Board, or its designated agent, will notify the Participant of its decision in writing as soon as administratively practicable. Claims not responded to by the Board in writing within ninety (90) days of the date the written claim is delivered to the Board shall be deemed denied. The Board's decision is final and conclusive and binding on all persons. No lawsuit relating to the Plan may be filed before a written claim is filed with the Board and is denied or deemed denied and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.

22.         Governing Law. The validity, construction and effect of this Plan and any Award hereunder will be determined in accordance with California law.

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SECRETARY'S CERTIFICATE OF ADOPTION

I, the undersigned, do hereby certify:

1.         That I am the duly elected and acting Secretary of RBB Bancorp; and

2.         That the foregoing RBB Bancorp Amended and Restated 2017 Omnibus Stock Incentive Plan was duly adopted by the Board of Directors of RBB Bancorp as the Omnibus Stock Incentive Plan for the Company at a meeting duly called as required by law and convened on the _____ day of _______, 2022, subject to approval by the Company’s stockholders, and subject to any necessary amendment or approval from any of the Company’s regulatory agencies.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of the Company this ______ day of _________, 2022.

Peter Chang, Secretary

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RBB BANCORP, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – MAY 18, 2022 AT 11:00 A.M., LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned shareholder(s) of RBB Bancorp (the "Company") hereby revoking any proxy heretofore given, does hereby appoint Peter M. Chang, with full power to act alone, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2022 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 18, 2022 at 11:00 a.m., Pacific Time, (1) telephonically by calling Catherine Wei at 714/676-2425 anytime in advance of the meeting, who will provide the meeting phone number and access code, or (2) by accessing the following website: https://attendee.gotowebinar.com/register/5992628466380423584 and using the proxy control number below as the access code, and participating live in the webcast, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

This proxy confers authority and shall be voted, including in the event of cumulative voting for the election of directors, in accordance with the recommendations of the Board of Directors, unless a contrary instruction is indicated, in which case the proxy shall be voted in accordance with such instruction. This proxy confers discretionary authority to vote on any other matter, if any, presented at the meeting. This proxy shall be voted in accordance with the recommendations of the Board of Directors with respect to such other matters of proxy bearing a later date, or by attending the Annual Meeting and voting in person.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/RBB
PHONE:	1-866-752-VOTE(8683)

Go to the above Internet website. Have your proxy card in hand when you access the website. Enter your "Control Number" printed above and then follow the instructions provided to appoint the Proxies and give them directions on how to vote your shares. If you appoint the Proxies by Internet, you need not return a proxy card. You will be appointing the Proxies to vote your shares for you on the same terms and with the same authority as if you marked, signed and returned a proxy card. You may appoint the Proxies by Internet through the end of the Annual Meeting on May 18, 2022.

↓ Please ensure you fold then detach and retain this portion of this Proxy ↓

ANNUAL MEETING OF THE SHAREHOLDERS OF
RBB BANCORP, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1 →	**FOR All**	**WITHHOLD All**	**FOR ALL EXCEPT**
To elect the following fourteen (14) directors:	☐	☐	
Peter M. Chang			☐
Wendell Chen			☐
Christina Kao			☐
James Kao			☐
Chie-Min (Christopher) Koo			☐
Joyce Wong Lee			☐
Alfonso Lau			☐
Chuang-I (Christopher) Lin			☐
Feng (Richard) Lin			☐
Ko-Yen Lin			☐
Geraldine Pannu			☐
Paul Lin			☐
Fui Ming (Catherine) Thian			☐
Raymond Yu			☐
Proposal 2 →	**FOR**	**AGAINST**	**ABSTAIN**
To approve, by a non-binding advisory vote, the compensation of our named executive officers.	☐	☐	☐
Proposal 3 →	**FOR**	**AGAINST**	**ABSTAIN**
To ratify the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.			
Proposal 4 →	**FOR**	**AGAINST**	**ABSTAIN**
To approve the Company's Amended and Restated 2017 Omnibus Stock Incentive Plan (the "2017 Plan") that would allow for the granting of restricted stock units, as described in the Proxy Statement dated __________, 2022.	☐	☐	☐

CONTROL ID:
REQUEST ID:

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

Our Board of Directors recommends that you vote "FOR" all of the fourteen director nominees named above for election to our Board of Directors; "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers; and "FOR" ratification of the appointment of Eide Bailly LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. With respect to the election of directors, in the event that cumulative voting is enacted, the proxy will vote your shares in accordance with cumulative voting in such a way that is consistent with your written instructions on your completed proxy card, and if no such instructions are provided, then in such a manner that will facilitate the election of as many of the nominees identified on this proxy card as possible.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ______________________, 2022

____
(Print Name of Shareholder and/or Joint Tenant)

____
(Signature of Shareholder)

____
(Second Signature if held jointly)